As filed with the Securities and Exchange Commission on April 30, 1997


                                                       Registration No. 33-25153
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 9
                                       to

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT C
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)
                 201 Park Avenue South, New York, New York 10003
                (Complete Address of Principal Executive Offices)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003

                     (Name and address of agent for service)

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.

                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

 It is proposed that this filing will become effective (check appropriate box):

               |_| immediately upon filing pursuant to paragraph (b) |X| on May 1, 1997 pursuant to paragraph (b)
               |_| 60 days after filing pursuant to paragraph (a)(i) |_| on (date) pursuant to paragraph (a)(i) of Rule 485

                                  ------------

     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on February 26, 1997.

================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 Item                                       Heading in Prospectus
-----------                                       ---------------------

1,2,51(a) .............................     Cover Page
3......................................     The Guardian Separate Account C (the
                                            "Account")
4......................................     Distribution of the Policies
5......................................     What Is The Guardian Insurance &
                                            Annuity Company, Inc. ("GIAC")?
6(a)...................................     What Is The Guardian Separate
                                            Account C (the "Account") and How
                                            Does It Operate?
6(b)...................................     The Guardian Separate Account C (the
                                            "Account")
7......................................     Not Applicable
8......................................     Financial Statements
9......................................     Legal Proceedings
10(a),(b)..............................     Not Applicable

10(c)..................................     Right to Examine and Return a Policy
                                            ("Free-Look"); Cash Value Benefits
                                            of the Policy; Surrender of the
                                            Policy
10(d)..................................     Right to Exchange for Fixed-Benefit
                                            Life Insurance; Changes in
                                            Allocations or Transfers Among
                                            Investment Divisions; Policy Loans
10(e)..................................     Grace Period; Reinstatement of the
                                            Policy
10(f)..................................     Voting Rights
10(g),(h)..............................     Substitution of Investments
10(i),44(a),51(g)......................     Premiums; Death Benefit Under the
                                            Policy; Variable Insurance Amount;
                                            Investment Base and Excess
                                            Investment Return; Other Important
                                            Policy Provisions
11.....................................     The Investment Options; The Guardian
                                            Separate Account C (the "Account")
12.....................................     The Investment Options; The Funds
13(a),(b),(c),51(g)....................     Charges Deducted from Premiums;
                                            Charges Deducted from the Account
13(d),(g)..............................     Not Applicable
13(e),(f)..............................     Charges Deducted from Premiums;
                                            Charges Deducted from the Account
14.....................................     Requirements for Insurance; Premiums
15.....................................     Allocation of Net Premiums to the
                                            Account
16.....................................     Allocation of Net Premiums to the
                                            Account; Changes in Allocations or
                                            Transfers Among Investment Divisions
17.....................................     Death Benefit Under the Policy; Cash
                                            Value Benefits of the Policy
18.....................................     The Guardian Separate Account C
                                            ("the Account")
19.....................................     Reports to Policyowners
20.....................................     Not Applicable
21(a),(b)..............................     Policy Loans
21(c),22,23............................     Not Applicable
24.....................................     Other Important Policy Provisions
25,27,29,48............................     What Is The Guardian Insurance &
                                            Annuity Company, Inc. ("GIAC")?
26.....................................     Not Applicable
28.....................................     Management of GIAC
30,31,32,33,34,35,36,37................     Not Applicable
38,39,41(a)............................     Distribution of the Policies
40.....................................     The Investment Options; The Funds
41(b),(c),42,43........................     Not Applicable
44(b)..................................     Not Applicable
44(c)..................................     Premiums
45.....................................     Not Applicable
46(a),47...............................     The Investment Options; The Funds
46(b)..................................     Not Applicable
49,50..................................     Not Applicable
51(b)..................................     What is a Variable Life Insurance
                                            Policy and How Does it Differ from a
                                            Traditional Life Insurance Policy?
51(c),(d)..............................     Death Benefit Under the Policy
51(e),(f)..............................     Other Important Policy Provisions
51(h),(i),(j)..........................     Not Applicable
52(a),(c)..............................     Substitution of Investments
52(b),(d)..............................     Not Applicable
53(a)..................................     Charges Deducted from the Account
53(b),54,55,56,57,58...................     Not Applicable
59.....................................     Financial Statements

Part A

Item 1.  Cover Page..............................  Cover
Item 2.  Synopsis................................  Not Applicable
Item 3.  Condensed Financial Information.........  Condensed Financial
                                                     Information
Item 4.  General Description of Registrant.......  Cover Page; Investment
                                                     Objectives and Policies;
                                                     Other Information
Item 5.  Management of the Fund..................  Fund Management and the
                                                     Investment Adviser;
                                                     Performance of the Fund;
                                                     Other Information
Item 5a. Management's Discussion of Fund
           Performance...........................  Performance Results
Item 6.  Capital Stock and Other Securities......  Dividends, Distributions and
                                                     Taxes; Other Information
Item 7.  Purchase of Securities Being Offered....  Purchase and Redemption of
                                                     Shares; Calculation of Net
                                                     Asset Value
Item 8.  Redemption or Repurchase................  Purchase and Redemption of
                                                     Shares
Item 9.  Pending Legal Proceedings...............  Not Applicable

Part B

Item 10. Cover Page..............................  Cover Page
Item 11. Table of Contents.......................  Table of Contents
Item 12. General Information and History.........  Not Applicable
Item 13. Investment Objectives and Policies......  Investment Restrictions;
                                                     Special Investment
                                                     Techniques
Item 14. Management of the Fund..................  Fund Management
Item 15. Control Persons and Principal Holders
           of Securities.........................  Guardian Life and Other Fund
                                                     Affiliates
Item 16. Investment Advisory and Other Services..  Investment Adviser and
                                                     Distributor; Custodian and
                                                     Transfer Agent; Independent
                                                     Auditors and Financial
                                                     Statements
Item 17. Brokerage Allocation....................  Portfolio Transactions and
                                                     Brokerage
Item 18. Capital Stock and Other Securities......  Dividends, Distributions and
                                                     Taxes; Other Information
                                                     (Prospectus)
Item 19. Purchase, Redemption and Pricing of
           Securities Being Offered..............  Purchase and Redemption of
                                                     Shares; Calculation of Net
                                                     Asset Value (Prospectus)
Item 20. Tax Status..............................  Dividends, Distributions and
                                                     Taxes; Other Information
                                                     (Prospectus)

Item 21. Underwriters............................  Fund Management and the
                                                     Investment Adviser
                                                     (Prospectus)

Item 22. Calculations of Performance Data........  Performance Data
Item 23. Financial Statements....................  Independent Auditors and
                                                     Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                                   May 1, 1997



                                  SELECT GUARD

                          ANNUAL PREMIUM VARIABLE LIFE

                                INSURANCE POLICY


                                    Issued by

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.


                                Executive Office:

                              201 Park Avenue South
                            New York, New York 10003


                            Customer Service Office:

                                 P. O. Box 26210
                     Lehigh Valley, Pennsylvania 18002-6210


                                 Distributed by

                     GUARDIAN INVESTOR SERVICES CORPORATION
                              201 Park Avenue South
                            New York, New York 10003
                            Telephone: 1-800-221-3253


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY ALL OF THE CURRENT PROSPECTUSES FOR THE FOLLOWING: THE GUARDIAN STOCK FUND, INC.; THE GUARDIAN BOND FUND, INC.; THE GUARDIAN CASH FUND, INC.; BAILLIE GIFFORD INTERNATIONAL FUND; VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST; AND VALUE LINE CENTURION FUND, INC.

                                   PROSPECTUS


                                   May 1, 1997


                  ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICY

      This Prospectus describes the Annual Premium Variable Life Insurance Policy (the "Policy") offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). The Policy is designed to provide lifetime insurance coverage on the insured named in the Policy as long as premiums are paid on time. The Policy also may be surrendered for its cash surrender value (if any) while the insured is living, in which case, all insurance coverage ends. The death benefit and cash values under the Policy will vary based on the performance of the investment divisions which comprise The Guardian Separate Account C (the "Account"). The Policy is no longer available for distribution to new Policyowners.


      The investment divisions of the Account use their assets to buy shares at net asset value in the following corresponding mutual funds: The Guardian Stock Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., Baillie Gifford International Fund, Value Line Strategic Asset Management Trust and Value Line Centurion Fund, Inc. (collectively, the "Funds," and individually, a "Fund").


      Death benefits and cash values under the Policies will vary based on the investment performance of the Account's investment divisions. Regardless of a Policy's investment performance, the death benefit can never be less than the Guaranteed Insurance Amount if premiums are paid on time (with the proceeds payable reduced by any outstanding loan amount). During the first Policy month, the death benefit equals the Guaranteed Insurance Amount. Afterwards, the death benefit may increase or decrease on a monthly basis, depending on a Policy's investment performance, but it will never decrease below the Guaranteed Insurance Amount. However, death benefit proceeds may be less than the Guaranteed Insurance Amount if a Policy loan is outstanding when the insured dies or if a premium is then due and unpaid because such amounts will be deducted from the death benefit before payment. The Policy's cash value may increase or decrease on any day, depending on the Policy's investment performance. No minimum amount of cash value is guaranteed. Therefore, a Policy should be purchased only if the Policyowner intends to keep it in effect for a reasonably long period of time.

      The Policy may be returned during a limited period of time for a full refund according to the terms of its "free look" provision or may be exchanged for fixed life insurance under certain conditions.

      It may not be advantageous to replace existing insurance with a new
Policy.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

                                    CONTENTS

                                                                           Page

      INDEX OF DEFINED TERMS............................................      4

      SUMMARY OF THE POLICY AND THE
        UNDERLYING INVESTMENT OPTIONS...................................      5

      THE POLICY........................................................      9
        Requirements for Insurance......................................      9
        Premiums........................................................      9
        Grace Period....................................................      9
        Charges Deducted from Premiums..................................     10
        Charges Deducted from the Account...............................     11
        Allocation of Net Premiums to the Account.......................     11
        Changes in Allocations or Transfers Among Investment Divisions..     12
        Death Benefit Under the Policy..................................     12
        Cash Value Benefits of the Policy...............................     14
        Payment of Death Benefit and Cash Value Proceeds................     14
        Investment Base and Excess Investment Return....................     15
        Policy Loans....................................................     15
        Surrender of the Policy.........................................     16
        Continued Insurance Coverage Following Policy Lapse.............     16
        Additional Coverage Riders to the Policy........................     17
        Right to Exchange for Fixed-Benefit Life Insurance..............     21
        Right to Examine and Return a Policy ("Free-Look")..............     21
        Reinstatement of the Policy.....................................     21
        Distribution of the Policies....................................     21
        Federal Tax Considerations......................................     22
        Legal Considerations for Employers..............................     24
        Voting Rights...................................................     24
        Reports to Policyowners.........................................     24
        Other Important Policy Provisions...............................     25
      THE INVESTMENT OPTIONS............................................     27
        The Guardian Separate Account C (the "Account").................     27
        The Funds.......................................................     27
        Substitution of Investments.....................................     28


      OTHER INFORMATION.................................................     29
        Management of GIAC..............................................     29
        State Regulation................................................     31
        Legal Proceedings...............................................     31
        Legal Matters...................................................     31
        Registration Statement..........................................     32
        Independent Accountants.........................................     32
        Experts.........................................................     32
        Financial Statements............................................     32
        ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES.................     57


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES AND ARE NOT AVAILABLE IN CERTAIN MUNICIPALITIES IN KENTUCKY. THE ADDITIONAL COVERAGE RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MUNICIPALITIES IN WHICH THE POLICIES ARE AVAILABLE.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN EACH POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                             INDEX OF DEFINED TERMS

      The following is a list of certain important terms used in this Prospectus, together with identification of the page(s) on which each is defined or explained:

                                                                      Page(s)
      Account.......................................................     8,27
      Actual Investment Rate........................................       15
      Additional Coverage Riders....................................     7,17
      Administrative Charge.........................................       10
      Assignment....................................................       26
      Basic Premium.................................................       10
      Beneficiary...................................................       25
      Cash Surrender Value..........................................    14,16
      Cash Value....................................................     6,14
      Customer Service Office.......................................        8
      Death Benefit.................................................     6,12
      Excess Investment Return......................................       15
      Free-Look Provision...........................................     7,21
      Funds.........................................................     8,27
      GIAC..........................................................        8
      Grace Period..................................................        9
      Guaranteed Insurance Amount ("GIA") or Face Amount............     5,12
      Investment Base...............................................       15
      Investment Division...........................................     8,27
      Loan Collateral Balance.......................................       16
      Modified Endowment Contracts..................................       22
      Mortality and Expense Risks...................................     6,11
      Net Premium...................................................  6,10,11
      Owner or Policyowner..........................................       25
      Payment Options...............................................       25
      Policy Fee....................................................     6,10
      Policy Lapse..................................................     9,16
      Policy Value Options..........................................       16
      Premium Class.................................................        5
      Risk Charge...................................................     6,10
      Sales Load....................................................     6,10
      Sex Classification............................................   5,9,24
      State Premium Tax Charge......................................     6,10
      Variable Insurance Amount ("VIA").............................       12

           SUMMARY OF THE POLICY AND THE UNDERLYING INVESTMENT OPTIONS

      The following questions and answers summarize general information about the Policy and its underlying investment options, each of which is a mutual fund ("Fund"). The answers refer to sections within this Prospectus where more detailed information about the Policy or its investment options may be found. These answers are qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement for The Guardian Separate Account C and by reference to the accompanying prospectuses for the underlying Funds. Unless otherwise noted, the term "Policy," as used in this Prospectus, refers to the Policy exclusive of any of the Additional Coverage Riders described in the subsection "Additional Coverage Riders to the Policy."

What is a Variable Life Insurance Policy and How Does it Differ from a Traditional Life Insurance Policy?

      GIAC's Annual Premium Variable Life Insurance Policies are similar to traditional fixed-benefit whole life insurance policies in many respects, but also contain some important differences.

      Like traditional fixed-benefit whole life insurance policies, the Policies provide lifetime insurance coverage on the named insured so long as Policy premiums are paid according to schedule. Also like traditional policies, the Policies have a cash surrender value which is payable if the Policy is terminated (but this value during the early years will be substantially lower than premiums paid), and a variety of optional benefits and riders may be purchased for an additional premium. The Policy, like traditional policies, provides a death benefit that is payable to the beneficiary upon the insured's death.

      Under traditional fixed-benefit policies, levels of death benefits and cash values are fixed and guaranteed at issue. However, under the Policies, these values may vary up or down depending on the investment experience of the Account's investment divisions to which a Policy's net premiums are allocated. The Policies provide a guaranteed minimum death benefit (known as the "Guaranteed Insurance Amount" or "face amount") but do not provide a guaranteed minimum cash value.

To Whom Is This Policy Available?

      A Policy can be issued on the life of anyone 80 years old or under who meets GIAC's underwriting requirements. The Policy is no longer available for distribution to new Policyowners. The Additional Coverage Riders may not be available in all states or municipalities in which the Policies were previously available.

How Are Premium Payments Determined?

      In return for insurance benefits and other rights under the Policy, the Policyowner makes premium payments (including premiums for any optional insurance benefits) according to a schedule -- annually, semi-annually, quarterly or any other payment schedule acceptable to GIAC. The premium amount depends on a Policy's face amount (Guaranteed Insurance Amount) and the insured's sex classification, insurance age and premium class. Sex classification is either male, female or, where required by applicable law, "unisex." An insured is classified as "unisex" if Policy charges and values do not vary according to the sex of the insured. (See "Legal Considerations for Employers.") The premium class is the underwriting classification assigned to the insured. It is based on the insured's general health and smoking status. The initial Guaranteed Insurance Amount of any Policy purchased must be at least $25,000.

How Are the Premiums Invested?

      After deducting certain charges from gross premiums, GIAC places the net premiums under the Policy in the Account. These net premiums are allocated at the Policyowner's direction in up to four of the Account's investment divisions. Each investment division invests in shares of a corresponding Fund -- The Guardian Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, Baillie Gifford International Fund, Value Line Centurion Fund or Value Line Strategic Asset Management Trust. Each of these Funds has a different investment objective. (See "The Investment Options.")

When Are Net Premiums Placed in the Account?

      The first net premium under the Policy is allocated to the Account on the Policy date. Each subsequent net annual premium is allocated to the Account on the Policy anniversary regardless of when the gross premiums are received. Each allocation of net premium to the Account has the effect of adding to the Policy's investment base. (See "Allocation of Net Premiums to the Account.")

What Charges Are Deducted from the Policy?

     (a) Charges Deducted from Premiums

      Every year, a net annual premium ("net premium") under the Policy is allocated to the Account. The net premium depends on the Policy's Guaranteed Insurance Amount, and the insured's age and sex classification. The net premium does not vary according to the insured's premium class. The net premium is defined as the gross annual premium ("gross premium"), excluding any premiums for optional insurance benefits that may be chosen, less certain charges deducted by GIAC.

      In the first Policy year, the charges that are deducted from the gross premium to reach the net premium consist of: (1) a charge for sales expenses equal to no more than 30% of the basic premium; (2) a charge for administrative expenses equal to $5.00 per $1,000 of the Policy's face amount; (3) a charge for state premium taxes equal to 2.5% of the basic premium; (4) a risk charge equal to 1.5% of the basic premium; and (5) a Policy fee of $50.00. If the premium class is either smoker or substandard, an additional charge will be subtracted from the gross premium to support the higher anticipated mortality. (See "Charges Deducted from Premiums.")

      For all Policy years after the first, the charge for sales expenses will be a constant percentage. This percentage depends on the issue age and sex classification of the insured. For the period of time which is the lesser of 20 years or the life expectancy of the insured, the total charges for sales expense will never be more than 9% of the sum of the basic premiums to be paid in that time period.

      For all Policy years after the first, the charge for state premium taxes, risk charge, Policy fee and any applicable charge for additional mortality will be the same as in the first Policy year. There will not be any charge for administrative expenses after the first Policy year.

      If premiums are paid semi-annually or quarterly, the gross premium payable on each premium due date will be calculated by multiplying the gross annual premium by .515 or .26265, respectively. This results in an additional charge of 3.0% and 5.06% of the annual premium for semi-annual and quarterly premiums, respectively. This charge covers the expense of processing premiums as well as the loss of interest incurred by GIAC. If another modal payment schedule is acceptable to GIAC, a different factor will be used to assess this charge.

      (b) Other Charges

      A charge for the cost of insurance is calculated and deducted daily in determining a Policy's cash value. The cost of insurance charge varies based on a number of factors, including the age and sex classification of the insured. In addition, a daily charge for mortality and expense risks is made against the assets of all divisions in the Account. The effective annual rate of this daily charge is 0.50% of the value of each division's assets. In addition, investment advisory fees and other expenses are deducted from the assets of each of the Funds. (See "Charges Deducted from the Account.")

      Currently, GIAC makes no charge against the Account for Federal, state or local taxes which it may incur and which are attributable to the Account or the Policies. However, GIAC reserves the right to make a charge for such taxes. (See "Possible Charge for Income Taxes.")

How Does the Policy's Death Benefit Vary?

      The death benefit under the Policy increases or decreases each Policy month to reflect the investment experience of the investment divisions to which net premiums are allocated. This, in turn, depends upon the performance of the Fund in which each investment division invests. However, the death benefit, prior to the deduction of any outstanding Policy loan amount, is guaranteed by GIAC to be not less than the Guaranteed Insurance Amount (initial face amount of the Policy), as long as premiums are paid on time. (See "Death Benefit Under the Policy.")

How Does the Policy's Cash Value Vary?

      Cash value under the Policy varies daily to reflect the investment experience of the investment divisions to which net premiums are allocated, and, ultimately, the performance of the Funds. Allocating net premiums to the investment divisions of the Account which hold Fund shares offers the opportunity for the cash value to appreciate more rapidly than it would under a comparable fixed-benefit whole life insurance policy. However, if there is unfavorable investment performance, the cash value may not appreciate as rapidly, or may decrease. The Policyowner receives the benefits of good investment performance and will bear the risk of poor performance. There is no guaranteed minimum cash value. (See "Cash Value Benefits of the Policy.")

What Is the Loan Privilege?

      The Policyowner may borrow up to 90% of the Policy's cash value (less any outstanding loans, loan interest, and interest on the requested loan to the end of the current Policy year) from GIAC. A Policy will be the only security required for the loan. The Policyowner may repay all or part of the loan at any time while the insured is living or within 60 days after the date of death of the insured, as long as the death benefit has not been paid. Policyowners should seek competent tax advice about the tax consequences of taking loans. (See "Federal Tax Considerations.")

      The interest rate on a loan is 8.0% per year, payable in advance at a rate of 7.407% on each Policy anniversary. If interest is not paid when due, it will be added to the amount of the loan and will bear interest at the same rate.

      The Policy's death benefit and cash value are permanently affected by a loan, whether or not fully repaid. If the amount of all outstanding loans and loan interest exceeds the cash value, GIAC will terminate the Policy. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Policy Loans" and "Federal Tax Considerations.")

What Are the Additional Coverage Riders?

      At the time of the Policy's purchase and subject to certain conditions, the Policyowner may purchase variable paid-up whole life insurance coverage on the insured's life (the "Additional Coverage Riders"). Purchase payments made in accordance with any Additional Coverage Rider can be made as a single payment, scheduled payments or flexible payments. Each purchase payment, less (a) any applicable rating charge, (b) the charge for any waiver of premium benefit, and
(c) a charge equal to 8% of such payment net of (a) and (b), will be allocated to the Account.

      The charge of 8% is comprised of the following: (a) sales load of 4%; (b) state premium tax charge of 2.5%; and (c) risk charge of 1.5%. Any Additional Coverage Rider purchased in connection with the Policy will have a cash value which may increase or decrease daily and which is not guaranteed. Such cash value will be included in the Policy's cash surrender or loan value. The additional coverage which is in effect under any in-force Additional Coverage Rider at the time of the insured's death will be included in the death proceeds of the Policy. (See "Additional Coverage Riders to the Policy.") Depending on the circumstances, the purchase of an Additional Coverage Rider may cause the Policy to which it is attached to be treated as a modified endowment contract under Section 7702A of the Internal Revenue Code of 1986, as amended (the "Code"). A Policyowner should consult a competent tax adviser before purchasing an Additional Coverage Rider to determine the tax effect of the purchase. (See "What Is the Federal Income Tax Treatment of Cash Value Increases?" below and "Federal Tax Considerations.")

When and How May the Policy Be Cancelled?

      A Policyowner may obtain a refund of the entire premium paid if the Policy is returned to GIAC within 45 days after the application for the Policy is signed, or within 10 days after the Policy is received by the Policyowner, or within 10 days after the Notice of Withdrawal Right is mailed to the Policyowner, whichever date is latest. (See "Right to Examine and Return a Policy.") Longer periods may apply in a limited number of states. Policies issued in such states will set forth the applicable period.

When May the Policy Be Exchanged for a Fixed-Benefit Life Insurance Policy?

      A Policyowner may exchange this Policy for a fixed-benefit whole life insurance policy on the life of the insured, without evidence of insurability, within 24 months of this Policy's issue date subject to certain conditions. (See "Right to Exchange for Fixed-Benefit Life Insurance.") Under certain circumstances, a Policy may also be exchanged in accordance with state insurance regulations. (See "Substitution of Investments.")

Is the Death Benefit Excludable from Gross Income for Federal Income Tax
Purposes?

      The death benefit under a Policy is currently subject to the same Federal income tax treatment as proceeds of fixed-benefit life insurance. Therefore, the death benefit will be fully excludable from the gross income of the beneficiary under Section 101(a) of the Code. (See "Federal Tax Considerations.")

What Is the Federal Income Tax Treatment of Cash Value Increases?

      The cash value under a Policy is currently subject to the same Federal income tax treatment as the increases in cash value under fixed-benefit life insurance. Therefore, the Policyowner should not be deemed to be in constructive receipt of the increases in cash values unless and until there is a distribution from a Policy.

      GIAC believes that the Policy will generally not be treated as a modified endowment contract under Section 7702A of the Code. Accordingly, distributions will generally be treated first as a return of the investment in the

Policy and then as disbursing taxable income (i.e., cash value increases). Policy loans should not be treated as distributions, and neither distributions nor loans should be subject to a penalty tax. However, if a Policy is treated as a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of the investment in the Policy. In addition, distributions prior to age 59 1/2 will generally be subject to a 10% penalty tax. (See "Cash Value Benefits of the Policy" and "Federal Tax Considerations.")

What Is The Guardian Separate Account C (the "Account") and How Does It Operate?

      The Account is organized and registered with the Securities and Exchange Commission ("SEC") as a unit investment trust which is a type of investment company under the Investment Company Act of 1940 (the "1940 Act"). The Account is a separate investment account of GIAC and meets the definition of "separate account" under the Federal securities laws. The assets equal to the Account's reserves and other liabilities are used to support the variable life insurance policies issued through the Account. Delaware insurance law provides that the assets of the Account are not chargeable with liabilities arising out of any other business GIAC may conduct. The Account's financial statements can be found in this Prospectus.

      The Account has six investment divisions. Each division invests in shares of a corresponding mutual fund, as described below:

     Account Investment Division            Primary Investment Objective of Fund
     ---------------------------            ------------------------------------
Stock Fund Division which invests in The  Long-term growth of capital
  Guardian Stock Fund (the "Stock Fund")

Cash Fund Division which invests in       High current income with preservation
  The Guardian Cash Fund (the "Cash         of capital and liquidity
  Fund")

Bond Fund Division which invests in The   Maximum income without undue risk of
  Guardian Bond Fund (the "Bond Fund")      principal

International Fund Division which         Long-term capital appreciation
  invests in Baillie Gifford
  International Fund ("BG International
  Fund")

Strategic Trust Division which invests    High total investment return with
  in Value Line Strategic Asset             reasonable risk
  Management Trust (the "Strategic
  Trust")

Centurion Fund Division which invests     Long-term growth of capital
  in Value Line Centurion Fund (the
  "Centurion Fund")

      More complete information about the Funds, including all fees and expenses, appear in the prospectuses which accompany this Prospectus.

What Is The Guardian Insurance & Annuity Company, Inc. ("GIAC")?


      GIAC is the issuer of the Policies described in this Prospectus. GIAC is a Delaware insurance company. It was organized in 1970 and is licensed to sell life insurance and annuities in all 50 states of the United States and the District of Columbia. GIAC's executive offices are located at 201 Park Avenue South, New York, New York 10003. The underwriting and administration of the Policies is conducted at GIAC's Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002-6210, or 3900 Burgess Place, Bethlehem, Pennsylvania 18017. GIAC had total assets (statutory basis) of over $6.0 billion as of December 31, 1996.

      GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). Guardian Life maintains its executive offices at 201 Park Avenue South, New York, New York 10003. Guardian Life had total assets (statutory basis) in excess of $12.1 billion as of December 31, 1996. The assets of Guardian Life do not back any liabilities of GIAC for benefits payable under the Policies.


      GIAC's statutory basis financial statements can be found in this Prospectus.

                                   THE POLICY

      This section of the Prospectus provides an overview of the more significant provisions of the Policy, exclusive of any of the Additional Coverage Riders described in the subsection "Additional Coverage Riders to the Policy." These descriptions are qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement for the Account. The provisions of the Policy may vary slightly from state to state due to variations in state regulatory requirements.

      Information about the Account and its investment divisions is contained in the following section entitled "The Investment Options."

Requirements for Insurance

      GIAC will issue a Policy with an initial Guaranteed Insurance Amount of $25,000, or more. The Policyowner must reside in a state or jurisdiction where the policy may be issued. The insured must be age 80 or under (as of the nearest birthday) when the Policy is issued. The Policyowner and the insured may be the same person or different individuals. GIAC requires satisfactory evidence of insurability before it issues a Policy.

Premiums

      Premiums for the Policy are level, fixed and payable during the insured's lifetime, or until age 100. They may be paid annually, semi-annually, quarterly, or in any other manner acceptable to GIAC on or before their due date, or within a 31-day grace period after the due date. (See "Grace Period," below.)

      Coverage under the Policy begins when all underwriting requirements have been met, all premiums due have been paid, and the Policy has been delivered while the insured is living.

      The amount of the gross premium, payable on each due date, depends upon the initial Guaranteed Insurance Amount, the age of the insured at the time the Policy is issued, the insured's premium class, the insured's sex classification, and the frequency of premium payment. Sex classification is either male, female or, where required by applicable law, "unisex." An insured is classified as "unisex" if Policy charges and values do not vary according to the sex of the insured. (See "Legal Considerations for Employers.")

      Standard premium rates are discounted for proposed insureds who meet GIAC's preferred underwriting requirements. Non-smokers with issue ages 20 and above receive a discount in all premium classes. A higher premium will be charged for insureds who do not qualify as standard risks pursuant to GIAC's underwriting requirements.

      The table below shows representative preferred and standard non-smoker ("NS") annual premium amounts for various Guaranteed Insurance Amounts. Preferred-NS and standard-NS are both non-smoker premium classes. Preferred class Policies are expected to produce better than standard class experience; consequently, for otherwise identical Policies, preferred premiums are lower than standard.

                           $100,000 Guaranteed           $250,000 Guaranteed
                             Insurance Amount              Insurance Amount
                             ----------------              ----------------
                       Standard-NS      Preferred-NS  Standard-NS   Preferred-NS
                       -----------      ------------  -----------   ------------
      Male, Age 35...   $1,559.00        $1,505.00     $3,822.50      $3,687.50
      Female, Age 35.    1,282.00         1,238.00      3,130.00       3,020.00

      Total premiums are higher if premiums are paid more frequently than annually, reflecting a charge for loss of interest to GIAC and additional billing and collection expenses. Frequency of premium payment may be changed upon proper written request to GIAC.

Grace Period

      After the due date of a premium payment, the Policy provides a grace period of 31 days during which the Policy remains in effect.

      If the overdue premium is paid during the grace period, Policy benefits will be the same as if the premium had been paid on or before its due date. If the insured dies during the grace period before the premium is paid, the death benefit will still be payable but any overdue premium will be deducted from the proceeds.

      If an overdue premium has not been paid by the end of the grace period, the Policy lapses as of the date the premium was due. If there is no cash surrender value, all coverage stops and the Policy terminates. If the Policy has a cash surrender value, the Policyowner may continue coverage in the form of fixed-benefit extended term insurance or variable paid-up insurance. Alternatively, the Policyowner may surrender the Policy for its cash surrender value.

(See "Surrender of the Policy.")

      A lapsed Policy may be reinstated under certain conditions. (See "Reinstatement of the Policy.")

Charges Deducted from Premiums

      The net premium for the Policy is the gross annual premium minus any premium for any optional insurance benefits that may be chosen, less the charges described below:

      (a) Policy Fee. This annual $50 charge covers the cost of administering a Policy each year, including billing, collecting premiums, processing claims, paying cash surrender values, making Policy changes, establishing Policy records and communicating with the Policyowner.

      (b) Administrative Charge. This charge is $5.00 per $1,000 of the Policy's Guaranteed Insurance Amount. It is assessed against the first gross annual premium only. This charge covers the cost of underwriting the insured and issuing the Policy.

      (c) Sales Load. This charge compensates GIAC for the cost of selling the Policies. This cost includes agents' commissions, advertising, and the printing of prospectuses and sales literature. In the first Policy year, the sales load for most insureds will be equal to 30% of the basic premium. However, for certain insureds under issue age 30, the sales load will be less than 30% of the basic premium. The sales load will be a constant percentage for all Policy years after the first. This percentage depends on the issue age and sex classification of the insured. Regardless of the issue age of the insured, for the period of time which is the lesser of 20 years or the life expectancy of the insured, the total charge for sales load will never be more than 9% of the sum of the basic premiums to be paid in that time period.

            The basic premium is the gross annual premium for the Policy less the Policy fee and less any additional premiums for any optional insurance benefits that may be chosen and any additional premium amounts for substandard class risks or smokers. The amount of sales load in a Policy year is not specifically related to sales expenses for that year. GIAC expects to recover its total sales expenses over the periods the Policies are in force. To the extent that sales expenses are not recovered from the sales load, GIAC will recover them from sources other than deductions from premiums, including indirectly from the charge for mortality and expense risks and from mortality gains.

      (d) Additional Charge for Other than Standard Non-Smoker Risk. If the premium class is either smoker or substandard, an additional annual charge will be subtracted from the gross annual premium to support the higher anticipated mortality.

      (e) State Premium Tax Charge. There is an annual charge of 2.5% of the basic premium (defined above) to pay state premium taxes. Premium taxes differ from state to state, and 2.5% is an approximate average rate reflecting taxes to be paid on premiums from all states.

      (f) Risk Charge. There is an annual charge of 1.5% of the basic premium to compensate GIAC for the risk that an insured may die at a time when the Guaranteed Insurance Amount exceeds the benefit that would have been payable in the absence of the minimum death benefit guarantee.

      The net premium is allocated to the investment divisions of the Account selected by the Policyowner.

      If premiums are paid under the Policy either semi-annually or quarterly, the gross premium payable on each premium due date will be calculated by multiplying the gross annual premium by .515 or .26265, respectively. This results in an additional charge of 3.0% and 5.06% of the annual premium for semi-annual and quarterly premiums, respectively. This charge covers the expense of processing premiums as well as the loss of interest incurred by GIAC. If another modal payment schedule is acceptable to GIAC, a different factor will be used to assess this charge. The net premium will be allocated to the Account on the Policy date or Policy anniversary, as the case may be, even if premiums are paid more frequently than annually. (See "Allocation of Net Premiums to the Account.")

      For any Policy in effect, GIAC guarantees and may not increase the charges deducted from premiums described above.

Charges Deducted from the Account

      In addition to the charges deducted from premiums, the following amounts are charged against the Account:

      (a) Charge for Mortality and Expense Risks. GIAC makes a daily charge against each Account investment division at an effective annual rate of 0.50% of the average daily value of the division's aggregate assets for the mortality and expense risks assumed by GIAC.

            The mortality risk assumed is that insureds as a group may live for a shorter period of time than GIAC estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than GIAC estimated. GIAC will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. If GIAC's costs exceed the amount of mortality and expense risk charges collected, it will bear the loss.

      (b) Cost of Life Insurance. GIAC makes a daily charge for the cost of life insurance in determining a Policy's cash value and deducts it from the investment base at the end of each Policy month. Cost of insurance charges enable GIAC to pay death benefits, particularly in early Policy years when the death benefit payable to the Beneficiary will be significantly larger than the amount of net premiums paid. The amount of the charge is calculated based upon (1) the assumption that the actual number of deaths during the month will be accurately predicted by the 1980 Commissioners Standard Ordinary Mortality Table, male, female or unisex, as appropriate, with continuous functions; (2) the sum of the Guaranteed Insurance Amount and the Variable Insurance Amount provided during the month; and (3) the insured's age, risk class and, unless prohibited, sex. The cost of insurance rate generally increases with the attained age of the insured.

      (c) Charges Applicable to the Funds Underlying the Policy. Charges for investment advisory fees and operational expenses are deducted daily from the assets of the Funds offered through the Account. Each Fund, with the exception of the BG International Fund, pays an annual investment advisory fee to its investment adviser that equals 0.50% of such Fund's average daily net assets. The BG International Fund pays an annual investment advisory fee to its investment adviser that equals 0.80% of its average daily net assets. (See "The Funds.") The advisory fees and other expenses incurred by the Funds are more fully described in the accompanying prospectuses for the Funds.

      (d) Possible Charge for Income Taxes. GIAC currently makes no charge for federal, state or local taxes attributable to the Account or the Policies. However, GIAC reserves the right to impose such a charge if the income tax treatment of variable life insurance changes at the insurance company level, or if there is a change in GIAC's tax status, or due to other tax-related economic burdens that are attributable to the Account and incurred by GIAC.

      GIAC guarantees that it will not increase the maximum charge for the cost of insurance as applied to each age, sex (unless prohibited) and risk class, or the amount of the charge to the Account for mortality and expense risks while a Policy is in effect.

Allocation of Net Premiums to the Account

      GIAC allocates the initial net premium due under the Policy to the Account on the Policy date regardless of whether the initial gross premium payment (based on the frequency of payments selected by the Policyowner) has been received by GIAC. If the initial gross premium is received on or before the Policy date, GIAC will allocate the Policy's net premium directly to the investment divisions chosen by the Policyowner as of the Policy date. However, if the initial gross premium is received after the Policy date, GIAC will credit interest to the Policy's net premium at a rate of 4% annually from the Policy date until such time as the initial gross premium is received by GIAC. Upon receipt of such payment, GIAC will allocate the Policy's net premium, plus interest credited and less any charges for the cost of insurance, to the investment divisions chosen by the Policyowner as of the date of receipt of the initial gross premium. At that time, GIAC will cease crediting interest to the Policy's net premium.

      The net premium under the Policy is the amount of the gross premium less the amounts described under "Charges Deducted from Premiums."

      Net annual premiums under the Policy after the first net premium will be placed in the Account on the Policy anniversary, regardless of when the gross premiums are received by GIAC. This means that net premiums will be invested in the Account once each year on the Policy anniversary and will not be affected by the frequency of payment of the gross premium.

      In the application for a Policy, the prospective Policyowner designates how the net premiums are to be allocated among the Account's investment divisions. The Policyowner may select up to four investment divisions. If more than one investment division is selected, at least 10% of the total allocation must be directed to each selection. All percentage allocations must be in whole numbers, with the total adding up to 100%.

Changes in Allocations or Transfers Among Investment Divisions

      The Policyowner may change the allocation instructions for net premium payments or transfer part or all of the current investment base under the Policy from one investment division to one or more of the other investment divisions of the Account. Such reallocations (or transfers) will take effect in accordance with the specific instructions of the Policyowner when a proper written request is received by GIAC at the following address: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002-6210 (registered, certified or express mail should be sent to such office at 3900 Burgess Place, Bethlehem, Pennsylvania 18017).

      GIAC transfers amounts attributable to the investment base under a Policy among the Account's investment divisions before transferring amounts attributable to the investment base under any Additional Coverage Riders. Accordingly, amounts allocated to an investment division under an Additional Coverage Rider can remain in that investment division even though the entire amount allocated there under the Policy has been transferred out. (See "Additional Coverage Riders to the Policy" and "Investment Base and Excess Investment Return for Additional Coverage Riders.")

      The Policyowner may be invested in only four investment divisions under a Policy and its Additional Coverage Riders after giving effect to any changes in the allocation instructions or transfers.

      GIAC reserves the right to limit the frequency of changes in allocation instructions or transfers among the investment divisions to not more than once every 30 days. GIAC also reserves the right to modify, change or suspend these procedures at any time without notice.

Death Benefit Under the Policy

      Death benefit proceeds under a Policy equal the Guaranteed Insurance Amount plus the Variable Insurance Amount, if positive, less any Policy debt, and less any overdue premium if death occurs during the grace period.

      (a) Guaranteed Insurance Amount

      The Guaranteed Insurance Amount equals the Policy's face amount. Death benefit proceeds will never be less than the Guaranteed Insurance Amount if premiums are paid on time and no loans are taken from the Policy.

      (b) Variable Insurance Amount

      The Variable Insurance Amount is that portion of the death benefit which reflects, among other factors, the investment experience of the investment divisions in which the Policy is invested. On the Policy date, the Variable Insurance Amount is zero. Thereafter, the Variable Insurance Amount increases or decreases on the first day of each succeeding Policy month. The first Policy month starts on the Policy date indicated in the application for the Policy, and each succeeding Policy month starts on the same date in succeeding months. On each monthly anniversary, GIAC will determine the Variable Insurance Amount for the following month by combining (1) the Variable Insurance Amount (positive or negative) for the preceding month; and (2) the variable amount of paid-up insurance purchased or cancelled by the Policy's investment return for the preceding month.

      The exact amount by which the Variable Insurance Amount changes is determined by an actuarial computation that is based, among other things, upon the age and sex classification of the insured, the size of the Policy and the number of years it has been in effect, as well as by the investment results of the investment divisions in which the Policy is invested.

      Example: Using Policy Illustration #2 and assuming the 12% hypothetical gross annual investment return (equivalent to a hypothetical net annual investment return of 10.69%), the death benefit shown at the end of Policy year 5 would be affected in the following manner:

                               Guaranteed     Variable
                                Insurance     Insurance        Death
                                 Amount        Amount         Benefit
                                 ------        ------         -------
      End of Policy Year 5..    $100,000        $3,453       $103,453
      Change................           0        $1,618       $  1,618
                                --------        ------       --------
      End of Policy Year 6..    $100,000        $5,071       $105,071

      If, instead, in the preceding example, the hypothetical gross annual investment return during Policy year 6 had been 0% (equivalent to a hypothetical net annual investment return of -1.25%), the death benefit at the end of Policy year 5 would be affected as follows:

                               Guaranteed     Variable
                                Insurance     Insurance        Death
                                 Amount        Amount         Benefit
                                 ------        ------         -------
      End of Policy Year 5..    $100,000       $ 3,453       $103,453
      Change................           0       $(1,270)      $ (1,270)
                                --------        ------       --------
      End of Policy Year 6..    $100,000       $ 2,183       $102,183

      The Variable Insurance Amount purchased or cancelled for a Policy month will depend on the prior month's investment return. The Policy assumes a net rate of return of 4% on the cash value. Therefore, if the actual rate of return exceeds 4% on an annualized basis, the excess investment return will be positive. If it is less than 4%, the excess investment return will be negative. If the excess investment return is positive, the Variable Insurance Amount increases. If the excess investment return is negative, the Variable Insurance Amount decreases. A zero excess investment return results in no change in the Variable Insurance Amount.

      If the Variable Insurance Amount is negative at the end of a Policy month, the death benefit will equal the Guaranteed Insurance Amount. The death benefit will increase above the Guaranteed Insurance Amount on the next monthly Policy anniversary only if the investment return for the ensuing Policy month is sufficiently positive to offset the negative Variable Insurance Amount in the prior Policy month.

      Example: Using Policy Illustration #2 and assuming a 0% hypothetical gross annual investment return (equivalent to a hypothetical net annual investment return of -1.25%) for the first five Policy years, the Variable Insurance Amount is -$2,365 at the end of Policy year 5. In order for there to be an increase in the death benefit above the Guaranteed Insurance Amount at the end of Policy year 6, the actual rate of return in Policy year 6 would have to be at least 18.06%.

      Note: Death benefit proceeds may be less than the Guaranteed Insurance Amount if the Variable Insurance Amount is zero or negative, and a Policy loan is outstanding or a premium is overdue when the insured dies.

      To calculate the Variable Insurance Amount purchased or cancelled for any month, GIAC uses a net single premium per $1 of paid-up whole life insurance based on the insured's age at the yearly Policy anniversary. For intermediate months, GIAC interpolates to arrive at net single premiums. Since the dollar amount of a Policy's excess investment return depends on the investment base supporting a Policy, which will tend to be larger in later years, the increase or decrease in the Variable Insurance Amount will tend to be larger in later years.

      Example: Using Policy Illustration #2 and assuming a 12% hypothetical gross annual investment return (equivalent to a hypothetical net annual investment return of 10.69% which, due to the effects of compounding, translates into a monthly return of 0.8500%) the Variable Insurance Amount purchased or cancelled in Policy year 6 is less than the change occurring during Policy year 20. The following represents such calculation for the first month of the 6th and 20th Policy years:

                   Calculation of Change in Variable Insurance
                    Amount for the First Month of Policy Year

                                                                      6th          20th
                                                                     Policy       Policy
                                                                      Year         Year
                                                                      ----         ----
      (1)  Account Value at Beginning of Current Policy Year......  $7,566.12   $56,104.97
           .......................................................    x .0085      x .0085
                                                                    ---------   ----------
      (2)  Investment Return......................................     $64.31   $ 476.89
           .......................................................  $7,566.12   $56,104.97
           .......................................................  x .003274    x .003274
                                                                    ---------   ----------
      (3)  Assumed Interest Earned at an Annual Rate of 4%........     $24.77   $   183.69
      (4)  Excess Investment Return [Subtract (3) from (2)].......     $39.54   $   293.20
      (5)  Net Single Premium.....................................     .29740       .45523
      (6)  Change in Variable Insurance Amount at the end of the
            first month in the 6th and 20th Policy Years..........  $  132.95   $   644.07

      It should be noted that the net single premium used to calculate the Variable Insurance Amount increases as the insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases in the Variable Insurance Amount.


      The Policy includes a table of net single premiums for Policy anniversaries. This table is used to convert the excess investment return for a Policy into increases or decreases in the Variable Insurance Amount. For other monthly anniversaries, the net single premium is obtained by linear interpolation. This purchase basis does not depend upon any changes in the insured's health after a Policy is issued. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male except when such premiums must be identical. (See "Legal Considerations for Employers.")

Cash Value Benefits of the Policy

      The Policy has a cash value that may increase or decrease daily depending on the performance of the investment divisions in which the Policy is invested. No minimum cash value is guaranteed, and the cash value cannot be known in advance even if it is assumed all premiums are paid when due. Cash values also reflect the imposition of charges deducted from the Account. (See "Charges Deducted from the Account.")

      If the Policyowner surrenders a Policy while the insured is alive, the Policyowner receives the Policy's cash surrender value, which is the cash value minus any unpaid Policy loan(s) and accrued loan interest. Partial surrenders are not permitted.

      The following discussion of cash values assumes that there are no outstanding Policy loans, that all premiums have been paid when due, and that all net premiums have been allocated to a single investment division.

      During the first Policy year, the cash value will be very small or zero because of the charges made in connection with issuance of the Policy. When the first gross premium has been paid and the Policy is in effect, the investment base is equal to the first net premium. Thereafter, the investment base on any given date will equal the investment base on the preceding date, increased or decreased by the change in the value of the investment division's assets, less the amount GIAC needs to provide life insurance protection for the period between the two dates. The change in the value of the assets relating to a Policy will reflect investment performance since the preceding date and any net premium allocated to the Account since the preceding date. During a Policy year, the cash value will approximately equal the investment base, if all premiums due are paid on an annual basis. The amount which GIAC needs to provide life insurance protection will depend on the amount of insurance in force and the age and sex classification of the insured.

      While the Variable Insurance Amount increases if the value of the assets in the Account relating to a Policy increases at a net rate of more than 4% a year, the rate of increase in the value of those assets that is needed to project an increase in the cash value cannot be predicted. It differs for insureds of different ages, or different sexes, or both. For Policies on comparable insureds, it differs if those Policies have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if the gross premium has not yet been paid) does not result in any change in the death benefit. If, by the end of the grace period, the premium has not been paid and the Policy lapses, the cash value is adjusted downward to take into account the failure to pay the premium. A similar adjustment will be made if the Policy is surrendered during the grace period. (See "Grace Period.")

      The following example shows how the cash value will change under the stated assumptions.

      Example: In Illustration #2 a Policy was issued to a male, age 35, with an initial face amount of $100,000. At the beginning of the last month of the 20th Policy year, assuming 20 years of growth at a hypothetical gross annual rate of 6% (a hypothetical net rate of 4.72%), the cash value is $30,470.87. Assume that during that month the investment division(s) in which the cash value is held increase at a hypothetical gross annual rate of 6% (a hypothetical net rate of 4.72%). At the beginning of the next Policy month, the cash value will be $30,524.51.

      Because a part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

Payment of Death Benefit and Cash Value Proceeds

      As long as the Policy is in force, other than as fixed-benefit extended term insurance, GIAC will ordinarily pay any death benefit, cash surrender value, or loan proceeds within seven days after its receipt of all the documents (including documents necessary to comply with Federal and state tax laws) required for such a payment. The amount of cash surrender value payable is determined on the date GIAC receives a properly completed request for payment. The amount of death benefit is determined as of the date of death. However, GIAC may delay payment if (a) the New York Stock Exchange is closed for trading or trading has been suspended, or (b) the Securities and Exchange Commission ("SEC") restricts trading or determines that a state of emergency exists which may make such payment impracticable.

      As with any life insurance policy, GIAC may delay payment of death benefits if there is a question about entitlement to benefits.

      Under a Policy which is being continued as fixed-benefit extended term insurance (see "Continued Insurance Coverage Following Policy Lapse"), GIAC expects to pay any cash surrender value promptly. However, it has the right to delay payment of the cash surrender value of any fixed-benefit extended term insurance for up to six months.

      GIAC will pay interest on death benefits which are paid in a lump sum from the date of death to the date of payment, at a rate set from time to time by GIAC. This rate is guaranteed to be at least 3% per year, and not less than required by law.

Investment Base and Excess Investment Return

      The Policy's investment base is the amount available for investment at any time. It represents the sum of the amounts invested in each of the Account's investment divisions and any amounts in the loan collateral balance. The Policy's investment base will vary daily with the performance of the investment divisions to which it is allocated.

      On the Policy date, the investment base equals the net annual premium for the first Policy year. The investment base at the beginning of each Policy month is equal to the cash value on that date, assuming premiums for the Policy are paid to the end of the year. On each date during the Policy month, the portion of the investment base allocated to any particular investment division will be adjusted to reflect the investment experience of that division.

      The investment base will reflect the effects of changes in premium allocations, transfers and any outstanding loans. Any outstanding loans will reduce the portion of the investment base in each investment division, but will not affect the Policy's total investment base. Any loan repayments will increase the portion of the investment base in the investment divisions. Investment results will be permanently affected by any outstanding loans and any loan repayments. The effect could be favorable or unfavorable, depending on the performance of the investment divisions from which the loan amount was transferred while the loan is outstanding.

      The determination of the excess investment return for the Policy, which is the dollar amount used to purchase the Variable Insurance Amount (see "Death Benefit Under the Policy"), is based on the Policy's actual investment rate. The Policy's actual investment rate is determined on each monthly anniversary. This rate varies depending on the experience of the investment divisions of the Account selected by the Policyowner. The actual investment rate for a particular Policy will reflect the investment income and any realized or unrealized capital gains in the value of the assets in the investment divisions during the previous month, minus the sum of (a) any realized or unrealized capital losses; (b) any charges for taxes or amounts set aside as a reserve for taxes attributable to the income and gains of the investment divisions; and (c) a charge at an annual rate of 0.50% for mortality risks and expense risks. Amounts held in the loan collateral balance earn interest at the loan collateral interest rate. The loan collateral interest rate is a variable rate which will never be less than our current loan interest rate of 8.0% per year; less a 2% expense charge and any charge which may be required due to changes in the Federal income tax law. The Policy's actual investment rate is the weighted average of the actual investment rates of all the investment divisions and the loan collateral balance.

      If the Policy's actual investment rate during a Policy month is greater than the assumed investment rate of 4.0%, the Policy will earn a positive excess investment return which, in turn, means an increase in the Variable Insurance Amount. Conversely, if the Policy's actual investment rate is less than 4.0% during a Policy month, there will be a negative excess investment return which will have the effect of reducing the Policy's Variable Insurance Amount.

Policy Loans

      After the first Policy year, the Policyowner may borrow any amount up to the Policy's loan value from GIAC using the Policy as the only security for the loan. The maximum loan value equals 90% of the Policy's cash value less (a) any outstanding loans; (b) outstanding loan interest; and (c) interest on the requested loan to the end of the current Policy year (since interest is deducted in advance). A Policyowner may elect in advance to have GIAC automatically make a loan against the Policy in order to pay a premium which has not been paid by the end of a grace period, provided the Policy has sufficient loan value. The Policyowner may repay all or part of the loan at any time while the insured is living.

      The interest rate on loans is at a rate of 8.0% per year payable in advance at a rate of 7.407%.

      Loan requests must be made in writing to GIAC's Customer Service Office. A loan collateral balance will be established within GIAC's general account for each loan under a Policy. The loan amount will be transferred to the general account from the Account's investment divisions in proportion to the investment base in each division as of the date of the loan. A loan, whether or not repaid, will have a permanent effect on the Policy's death benefit and cash values because the amount in the loan collateral balance does not share in the investment experience of the Separate Account's investment divisions. (See "Investment Base and Excess Investment Return.")

      The loan collateral balance earns interest as described under "Investment Base and Excess Investment Return." Loan repayments will be allocated among the investment divisions in proportion to the investment base in each division as of the date of repayment. Policy proceeds will be reduced by any unpaid Policy loan.

      Example: Using Policy Illustration #2 and assuming the 12% hypothetical gross annual investment return (equivalent to a hypothetical net annual investment return of 10.69%), and further assuming a loan of $5,000 at the end of Policy year 5, the death benefit and cash value at the end of Policy year 6 would be as follows:

                                Guaranteed   Variable
                                 Insurance   Insurance      Death        Cash
                                  Amount      Amount       Benefit       Value
                                  ------      ------       -------       -----
      End of Policy Year 5..     $100,000    $3,452.71   $103,452.71   $6,229.04
      Increase..............            0      $978.62       $978.62   $1,642.28
                                 --------     --------    ----------    --------
      End of Policy Year 6..     $100,000    $4,431.33   $104,431.33   $7,871.32

      The increase is only $978.62 as compared to the $1,618.00 increase shown in the example on page 12. The difference reflects the fact that a portion of the cash value equal to the loan was transferred to GIAC's general account where it was credited with 6.5%, rather than the 10.69% actual rate of return.

      The Policyowner's loan amount, in this example, equals $5,000. If death occurred during the 6th Policy year, this amount would be deducted from the proceeds. However, the beneficiary would be entitled to a refund of any unearned loan interest from the date of death until the end of the Policy year.

      If the Policy's outstanding loans and loan interest exceed the cash value, GIAC will terminate the Policy. GIAC will not do this, however, until 31 days after it mails to the Policyowner written notice of its intent to terminate the Policy. The Policy will not terminate if all premiums and Policy loan interest due have been paid on time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Considerations.")

Surrender of the Policy

      A Policy may be surrendered for its cash surrender value, which is the cash value less any outstanding loans and accrued loan interest, by submitting a proper written request to GIAC. The cash value of a surrendered Policy will be determined as of the date GIAC receives the request for surrender.

      If a premium is overdue, the cash value on any date after the due date and before the end of the grace period is the sum of:

      (a) the cash value on the due date of the overdue premium (computed as described above); and

      (b) the difference between the investment base on the due date and the amount the investment base would have been if the actual investment rate from the last monthly date had been the assumed investment rate. This difference may be positive or negative.

      If GIAC receives a surrender request while a Policy is in full force (or is in force as variable paid-up insurance), the cash surrender value will depend on the investment performance of the applicable investment divisions of the Account. If the Policy is in force as extended term insurance, the amount received upon surrender will be the cash surrender value of any extended term insurance. (See below.)

      Federal law requires GIAC to withhold and remit all Federal income taxes attributable to the taxable portion of any surrender if the Policyowner has not provided GIAC with a written election not to have such taxes withheld.

Continued Insurance Coverage Following Policy Lapse

      A Policy lapses if a premium remains unpaid at the end of the grace period. (See "Grace Period.") If a Policy has no cash surrender value when it lapses, all insurance coverage will cease. If a lapsed Policy has cash surrender value, insurance may be continued under one of the following Policy value options, but any insurance or benefits from riders, other than the Additional Coverage Riders, will cease. Alternatively, the Policyowner may surrender the Policy and receive the cash surrender value.

      (a)   Extended Term Insurance

      If the Policyowner has not elected within two months after an overdue premium's due date to continue the

Policy as variable paid-up insurance (discussed below), extended term insurance is the applicable continued insurance coverage benefit. The length of time such insurance will remain in effect depends on the cash surrender value on the date the extended term insurance goes into effect, the amount of insurance, and the attained age and sex classification of the insured. The amount of insurance will be the amount in force on the premium's due date, less any outstanding Policy loan(s) plus accrued interest. Extended term insurance is fixed-benefit term life insurance, so amounts relating to the Policy will be transferred to GIAC's general account and the amount of insurance will not change while the insurance remains in force. This insurance can be surrendered at any time for its cash surrender value (at which time all insurance coverage ends), but it has no loan value.

      Extended term insurance is not available for certain older insureds and those in high-risk rating classes. For these insureds, variable paid-up insurance will be the automatic benefit on lapse.

      (b)   Variable Paid-Up Insurance

      This Policy value option provides a variable amount of insurance coverage for the lifetime of the insured, in an amount lower than that which would be provided for a limited time as extended term insurance. (See above.) The initial amount of insurance will depend upon the cash value on the due date of the overdue premium, and the attained age and sex classification of the insured. Thereafter, the variable paid-up insurance amount will be adjusted up or down monthly based on the same actuarial computation described on page 13 and the investment experience of the investment divisions selected by the Policyowner. (See "Death Benefit Under the Policy, Variable Insurance Amount.") Variable paid-up insurance has cash value and loan value. There is no Guaranteed Insurance Amount for variable paid-up insurance. Any existing Policy loans may remain outstanding.

      Example: In Illustration #2 a Policy was issued to a male age 35, with an initial face amount of $100,000. Assuming a hypothetical gross annual rate of return of 6% (corresponding to a hypothetical net annual investment return of 4.72%) each year for 15 years, at the end of the 15th Policy year the death benefit is $102,946.36 and the cash value is $20,926.51. If the Policy lapses at the end of the 15th Policy year, the Policyowner may elect extended term insurance of $102,946.36 for 21 years and 58 days, or he may elect variable paid-up insurance for life in an initial amount of $51,747.

Additional Coverage Riders to the Policy

      (a)   General

      This subsection describes certain riders which give the Policyowner the right to purchase variable paid-up whole life insurance on the insured's life. These riders (collectively referred to in this Prospectus as the "Additional Coverage Riders") do not affect the operations of the Policy. Rather, the death benefits and cash values attributable to the Additional Coverage Riders will be calculated separately from the death benefits and cash values attributable to the Policy. The overall death benefit and cash value proceeds of a given Policy will be the sum of the values attributable to the Policy and to any Additional Coverage Rider.

      There are three types of Additional Coverage Riders which provide for the purchase of variable paid-up whole life insurance as follows:

      (1) Single Payment version -- to purchase this Additional Coverage Rider, the Policyowner makes one additional payment when the initial premium for the Policy is paid, or during the 60 days thereafter. The maximum purchase payment allowable under this rider is the lesser of 300% of the Policy's gross annual premium (excluding the premiums paid for any other riders to the Policy) or $200,000.

      (2) Flexible Payment version -- to purchase this Additional Coverage Rider, the Policyowner makes annual payments which may be flexible in amount. The initial payment for this rider is paid with the initial premium for the Policy, or during the 60 days thereafter. Subsequent purchase payments are due on each Policy anniversary, or during the 60 days thereafter. The maximum initial purchase payment under this rider is identical to the maximum under the single purchase payment version described above. The maximum subsequent purchase payment is the lesser of: (A) 125% of the preceding purchase payment; (B) $200,000; or (C) three times the gross annual premium for the Policy (excluding the premiums paid for any other riders to the Policy). The maximum payment may be exceeded only with GIAC's written consent.

      (3) Scheduled Payment version -- to purchase this Additional Coverage Rider, the Policyowner pays a level premium, according to the payment schedule applicable to the Policy. This rider's premium may not exceed the lesser of 300% of the Policy's gross annual premium (excluding the premiums paid for any other riders to the Policy) or $200,000 annually. (Payments made under this rider on a semi-annual and quarterly basis will be assessed an additional charge as described below.)

      The maximum amounts allowable under the Single Payment and Flexible Payment versions will be reduced by any payments made within the previous eighteen months to purchase either variable or non-variable paid-up whole life insurance under any other policy issued by GIAC or an affiliate on the insured's life. Only one Additional Coverage Rider may be purchased with the Policy, except that purchasers of a Single Payment version may also purchase the Scheduled Payment version under the same Policy.

      (b)   Conditions of Making Payments Under the Additional Coverage Riders

      The following conditions apply to making purchase payments under the Additional Coverage Riders:

            (1) The minimum annual purchase payment is $100. Any purchase payment amount paid in excess of the applicable maximum limit (as set forth above) without the consent of GIAC will not be accepted and will be refunded to the Policyowner. Failure to make a timely purchase payment terminates the rider. (See the subsection "Termination," below.)

            (2) Under the Flexible Payment version, additional coverage may not be purchased if a premium under the Policy is being waived in accordance with the provisions of a waiver of premium rider. Purchase payments may be resumed when such Policy premiums are no longer being waived. Under the Scheduled Payment version, rider payments will also be waived if Policy premiums are being waived.

            (3) Under the Flexible Payment version, a purchase payment must be made on an annual basis. Such payment will not be advanced by GIAC under the Policy's "Automatic Premium Loan" provision.

      (c)   Charges Deducted Under the Additional Coverage Riders

      If the insured is not in the standard premium class or preferred premium class, GIAC will deduct a rating charge from each purchase payment made under the riders. This charge will depend on the premium class, the insured's attained age and sex classification, and the amount of the purchase payment. For the Scheduled Payment version, GIAC will deduct a charge for any waiver of premium benefit applicable to such rider.

      After deducting any applicable rating charge and the charge for any waiver of premium benefit, GIAC will deduct a charge equal to 8% of the remainder of each payment under an Additional Coverage Rider to arrive at the net purchase payment. This charge is comprised of the following: (1) sales load of 4%; (2) state premium tax charge of 2.5%; and (3) risk charge of 1.5%.

      Under the Scheduled Payment version, if payments are made semi-annually or quarterly, the gross purchase payment payable on each payment due date will be calculated by multiplying the gross scheduled annual payment by .515 or .26265, respectively. This will result in an additional charge for semi-annual and quarterly payments equal to 3.0% and 5.06%, respectively, of the gross scheduled annual payment under the rider. (See "Charges Deducted from Premiums" for more information about the nature of the charges described above.)

      (d) Allocations of Net Purchase Payments

      The net purchase payment under the Single Payment version and the initial net payment under the Flexible Payment version will be allocated to the Account's investment divisions when received, in accordance with the premium allocation instructions that are in effect on the date GIAC receives such payment.

      A subsequent net purchase payment made under the Flexible Payment version which is received by GIAC prior to a Policy anniversary will be allocated to the Account on the anniversary date in accordance with the premium allocation instructions that are in effect on the anniversary date. If such payment is received on a Policy anniversary or within 60 days after such anniversary, GIAC will allocate the payment (plus any interest credited from the prior monthly anniversary) to the Account on the date it is received, in accordance with the premium instructions that are in effect on that date.

      A net purchase payment made under the Scheduled Payment rider will be allocated to the Account on the Policy date and on each subsequent Policy anniversary regardless of how frequently such payments are made, provided such payments are made in a timely manner. (See "Termination.") Allocations will be made in accordance with the premium allocation instructions that are in effect on the aforesaid dates.

      In addition to the conditions mentioned above, allocations of net purchase payments under the Additional Coverage Riders will be administered in the same manner as described in the subsection "Allocation of Net Premiums to the Account."

      (e) Investment Base and Excess Investment Return for Additional Coverage Riders

      A separate investment base will be calculated for each rider which may increase or decrease depending on investment performance. The investment base initially will equal the initial net purchase payment received under the

Additional Coverage Rider. Thereafter, the investment base for a rider will be calculated in the same manner as described in the subsection "Investment Base and Excess Investment Return." The excess investment return, actual investment rate and Variable Insurance Amount are calculated separately for each of these riders. The excess investment return and actual investment rate for the Policy could be significantly different from the excess investment returns and actual investment rates for these riders because the investment base for each rider may be allocated to the Account's investment divisions in different proportions than the investment base for the Policy.

      Transfers of the investment base attributable to the Additional Coverage Riders are subject to the same restrictions as apply to transfers of the investment base under the Policy. In addition, GIAC will not transfer amounts attributable to the Additional Coverage Rider(s) among the Account's investment divisions until amounts necessary to satisfy a requested transfer that are attributable to the Policy have been exhausted. (See "Changes in Allocations or Transfers Among Investment Divisions.")

      GIAC will deduct a charge for the cost of the life insurance coverage provided by a rider from the investment base for the rider. (See "Cost of Life Insurance.")

      (f) Guaranteed Insurance Amount Under Additional Coverage Riders

      The Additional Coverage Riders each have a death benefit that will never be less than the Guaranteed Insurance Amount (GIA) for these riders. If payments under these riders are discontinued, any additional coverage which has already been purchased will remain in force. If payments under the Scheduled Payment version are discontinued during a Policy year, the GIA will be reduced.

      Under the Single Payment version of the rider, the GIA is fixed at the time of purchase and will not increase thereafter. Under the Flexible and Scheduled Payment versions, the GIA will increase on the effective date of coverage relating to each purchase payment so long as the purchase payment is made on a timely basis and the rider has not been surrendered for its cash surrender value. (See "Effective Date of Coverage.")

      (g) Variable Insurance Amount Under Additional Coverage Riders

      The Additional Coverage Riders each have a Variable Insurance Amount (VIA) which may increase or decrease each Policy month depending upon the investment experience of the net purchase payments for the riders which are allocated to the Account. The VIA for each rider may be positive or negative. Because the investment base is separately calculated for each rider, changes in the VIA for a given rider will not necessarily correspond to changes in the VIA for the Policy. The VIA for each Additional Coverage Rider is calculated in the same manner as the VIA for the Policy. (See "Variable Insurance Amount.")

      The death benefit for the Additional Coverage Riders is the sum of all the GIAs plus all the VIAs, if the sum of the VIAs is positive. The death benefit for the riders will never be less than the sum of all the GIAs if rider premiums are paid on time and no loans are taken.

      (h) Cash Value Under Additional Coverage Riders

      The Additional Coverage Riders each have a cash value which may increase or decrease depending upon the investment experience of the net purchase payments for the riders which are allocated to the Account. There is no minimum guaranteed cash value under these riders. Each rider may be surrendered for its cash surrender value, which is equal to its cash value less any Policy loans attributable to that rider. The cash value or loan value for each rider will be calculated separately from the cash value or loan value for the Policy, but will be added to the Policy's cash value and loan value for purposes of a Policy surrender or Policy loan.

      The cash value of the Single and Flexible Payment versions at any time during a Policy year is the sum of (1) the GIA and the VIA for the preceding Policy month multiplied by the net single premium at the insured's attained age on the date of computation; and (2) the excess investment return under such rider on that date (the excess investment return will be computed separately for each rider but in the same manner as the excess investment return for the Policy; see "Investment Base and Excess Investment Return").

      The cash value under a Scheduled Payment rider on any Policy anniversary (assuming no rider payments are overdue and no outstanding Policy loans are attributable to such rider) is the sum of items (1) and (2) in the preceding paragraph. An adjustment to the cash value will be made if a Scheduled Premium rider is surrendered on any date other than the Policy anniversary.

      (i) Loan Value and Loan Collateral Balance

      The Additional Coverage Riders have no loan value during the first Policy year. Thereafter, the maximum loan value of the riders on any given date is 90% of the riders' cash value on that date minus any existing Policy loans attributable to such riders and any interest on the portion of such loan attributable to such riders to the end of the current Policy year.

      GIAC will allocate a portion of any Policy loan to the Additional Coverage Riders if the requested loan amount, plus interest, exceeds the Policy's loan value. (See "Policy Loans.") A single loan collateral balance will be established for the portion of any loan allocated to Additional Coverage Riders. Loan repayments will be allocated by GIAC first to the loan collateral balance attributable to the Additional Coverage Riders and then to the loan collateral balance attributable to the Policy.

      See "Policy Loans" for more information regarding the administration of Policy loans and loan collateral balances.

      (j) Effective Date of Coverage

      Coverage under the Single Payment version and coverage provided by the initial payment under the Flexible Payment rider will take effect on the date when coverage under the Policy becomes effective, if: (1) the purchase payment is received on or before the Policy's effective date; (2) the insured is then living; and (3) there has been no change in the insured's health as described in the application for the Policy. If the purchase payment is not received on or before the Policy's effective date, coverage under the Single Payment version and coverage provided by the initial payment under the Flexible Payment version will take effect on the date payment is received, if: (1) the insured is living on such date; and (2) there has been no change in the insured's health as described in the application for the Policy.

      Coverage provided by each subsequent payment under the Flexible Payment version will take effect on each Policy anniversary if each payment is received by GIAC on or before such anniversary while the insured is living. If GIAC receives the payment before the Policy anniversary and the insured is not living on such anniversary, GIAC will refund the purchase payment. If GIAC receives the payment within the 60 days following the Policy anniversary while the insured is still living, the coverage will take effect on the date received.

      Under the Scheduled Payment version, coverage will increase on the Policy anniversary if GIAC receives the scheduled payment due within 31 days of the anniversary, and the insured is living. If any payments during the year are not made within 31 days of their due date, the Scheduled Payment version will terminate and coverage will be reduced to reflect non-payment of the amounts for the balance of the Policy year.

      (k) Termination

      If payments under any Additional Coverage Rider are discontinued, any additional coverage which has already been purchased will remain in force, except as set forth in subsection (j) above. No further purchase payments will be permitted under the Additional Coverage Riders under the following circumstances:

            (1) Under the Single Payment version, when a single payment has already been received during the period ending 60 days after the Policy's issue date.

            (2) Under the Flexible Payment and Scheduled Payment versions, when: (A) any premium for the Policy is in default beyond the end of its grace period; (B) the Policy terminates; (C) a Policy value option is implemented; (D) a purchase payment is not made under the rider in any year, or is not made in a timely manner (unless premiums are then being waived for the Policy under a waiver of premium benefit); or (E) GIAC has received a written request to cancel the rider on or before the Policy anniversary on which the coverage provided by the payment would have been effective.

      Flexible Payment and Scheduled Payment riders may be reinstated only upon GIAC's written consent. Termination of any Additional Coverage Rider will not, in and of itself, cause termination of the Policy and will not affect any insurance already in force under such riders, except as set forth in subsection
(j) above.

      (l) Effect of Exchange of the Policy on Additional Coverage Riders

      If a Policy with an in-force Additional Coverage Rider is exchanged for fixed-benefit life insurance, then the following rules apply:

            (1) Any Additional Coverage Rider may be attached to the new plan of insurance as a fixed-benefit rider, having the same payment schedule (i.e., flexible or scheduled), without evidence of insurability;

            (2) The face amount of any such fixed-benefit rider will equal the death benefit of the Additional Coverage Rider on the date of the exchange; and

            (3) The cash surrender value of the Additional Coverage Rider will be added to the new policy's cash surrender value, as the value of the fixed-benefit rider.

      (m) Tax Consequences of Purchasing an Additional Coverage Rider

      The purchase of an Additional Coverage Rider may cause the Policy to which it is attached to be treated as a modified endowment contract. (See "Federal Tax Considerations.") Before purchasing an Additional Coverage Rider, a Policyowner should consult a competent tax adviser to determine the tax effect of adding such a rider to the Policy.

Right to Exchange for Fixed-Benefit Life Insurance

      The Policyowner may exchange a Policy for an annual premium fixed-benefit whole life insurance policy within 24 months from the Policy's issue date. GIAC or an affiliate will issue the new policy on the insured's life effective upon GIAC's receipt of: (a) a proper written request for an exchange; (b) the Policy; and (c) any amount due to GIAC on exchange. No evidence of insurability will be required.

      A cash adjustment on exchange will be calculated based on the Policy's cash surrender value minus the new policy's cash value. If the result is positive, GIAC will pay the Policyowner. If the result is negative, the Policyowner must pay GIAC. Under some circumstances, it may be less advantageous to exchange a Policy for a fixed-benefit life insurance policy than to purchase a fixed-benefit life insurance policy in the first instance.

      The new policy's owner and beneficiary will be the same as those of the Policy on the effective date of the exchange. The new policy will have the same policy date, risk class and face amount as the original Policy or, at the discretion of the Policyowner, the face amount of the original Policy plus the Variable Insurance Amount, if positive. (See "Federal Tax Considerations" for a discussion of the tax implications of an exchange.)

Right to Examine and Return a Policy ("Free-Look")

      The Policyowner has the right to examine and return a Policy for cancellation at any time within: (a) 10 days after receiving it; or (b) 45 days from the date that he or she completed and signed Part I of the application; or
(c) 10 days from the date of the mailing of the Notice of Withdrawal Right, as determined by its postmark, whichever date is latest. Longer periods may apply in certain states. The Policy may be mailed or delivered to the agent who sold it, or to the agency office through which it was delivered, or to GIAC's Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002-6210. Certified, registered or express mail deliveries should be addressed to GIAC's Customer Service Office at 3900 Burgess Place, Bethlehem, Pennsylvania 18017. A properly returned Policy will be treated as if GIAC never issued it and GIAC will promptly refund the entire premium paid and any payment made for Additional Coverage Riders.

      GIAC reserves the right to allow a period of six months to elapse before it will accept an application for a new Policy which specifies the same Policyowner and the same insured as that of a Policy which has previously been returned to GIAC under the "free-look" provision.

Reinstatement of the Policy

      A Policy may be reinstated within five years after it lapsed, unless it was surrendered for its cash surrender value. Evidence of insurability satisfactory to GIAC is required for reinstatement. A payment is required in an amount equal to the greater of: (a) overdue premiums plus interest at 6% annually from each of their due dates to the date of reinstatement; or (b) 110% of the amount needed to restore the cash value to what it would have been if all premiums had been paid when due and each investment division had grown at a net rate of exactly 4% per year from the date of lapse to the date of reinstatement. Upon reinstatement, the Policy will have the same Guaranteed Insurance Amount and Variable Insurance Amount as it had when it lapsed. On the date of reinstatement, the loan value will reflect any loan which, with interest, remains unpaid.

Distribution of the Policies

      Applications for the Policies will be solicited by agents who are licensed by state insurance authorities and by the National Association of Securities Dealers, Inc. ("NASD"). They must also be agents of GIAC and registered representatives of GISC.


      Pursuant to a distribution agreement between GIAC and GISC, GISC acts as principal underwriter, or distributor, of the Policies, as defined in the Securities Act of 1933 and the Investment Company Act of 1940. GISC is registered with the SEC as a broker-dealer and is a member of the NASD. GISC is compensated by GIAC for acting as principal underwriter for the Policies and certain other variable life insurance policies and variable annuity contracts under the agreement with GIAC. The amounts paid or accrued to GISC by GIAC under said agreement totalled $1,709,799, $1,409,708 and $1,851,368 in 1994, 1995 and
1996 respectively.


      Commissions paid to agents on sales of the Policies will not exceed 50% of the premium for the first year and

5% of the premium for each of the second through tenth years. Thereafter, a persistency fee of 2% of premiums may be paid to the agent. Commissions in the amount of 3% will be paid to agents on all purchase payments made under the Additional Coverage Riders. General agents who have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

Federal Tax Considerations

      The following is a general discussion of Federal income tax considerations relating to the Policies and the Additional Coverage Riders. This discussion is based upon GIAC's understanding of the Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of a Policy or the exercise of elections under the Policy should seek competent tax advice.

      It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any Federal estate tax or state and local income tax considerations which may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted. GIAC does not guarantee the tax status of any Policy and the following tax discussion is not intended as tax advice.

      (a) Tax Character of the Policy


      Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), defines the term "life insurance contract" for Federal income tax purposes. Although there is only limited official guidance on Section 7702, GIAC believes that the Policy meets the statutory definition of a life insurance contract.


      If a Policy does not qualify as "life insurance" under the Code, the Policyowner can become immediately subject to federal income tax on the income under his or her Policy. For variable life insurance policies to qualify as life insurance, section 817(h) of the Code requires their underlying investments to be adequately diversified. Treasury Department regulations specify the diversification requirements. GIAC believes that the investment divisions of the Account, through their corresponding Funds, comply fully with such requirements.

      To date, no regulations or rulings have been issued to provide guidance regarding the circumstances under which a variable life insurance policyowner's ability to control investments by exercising premium allocation and transfer privileges would cause him or her to be treated as the owner of a pro-rata portion of the assets in an insurance company's separate account. If a Policyowner was considered the owner of assets in the Account, the income and gains attributable to his or her Policy would be included in the Policyowner's gross income. GIAC currently believes that it, and not its Policyowners, is considered to own the Account's assets. However, GIAC cannot predict when the IRS will issue guidance regarding the extent to which variable life insurance policyowners may control their investments, nor the nature of such guidance.

      GIAC may, to the extent it deems necessary, make changes to the Policy (1) to assure that the Policy continues to qualify as life insurance under the Code; or (2) to attempt to prevent a Policyowner from being considered the owner of a pro-rata portion of the Account's assets. Any such change will apply uniformly to all Policies that are affected. If required by state insurance regulatory authorities, advance written notice of any such change will be provided.

      From time to time the United States Congress considers legislation that, if enacted, could change the tax treatment of life insurance policies prospectively or even retroactively. In addition, the Treasury Department and Internal Revenue Service may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws or regulations. Also, state or local tax laws which relate to owning or benefiting from a Policy can be changed from time to time without notice. It is impossible to predict whether, when or how any such change would be adopted. Anyone with questions about such matters should consult a legal or tax adviser.

      The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

      (b) Tax Treatment of Policy Benefits

      In General. GIAC believes that the Policy should receive the same Federal income tax treatment as fixed- benefit life insurance. Thus, the death benefit should be excludable from the beneficiary's gross income under Section 101(a)(1) of the Code, and cash value increases should not be subject to Federal income tax unless they are distributed from the Policy before the insured's death. The tax consequences of taking distributions from a Policy depend on whether the Policy is classified as a "modified endowment contract." In general, however, income recognized upon a pre-death distribution will generally be taxed as "ordinary income."

      The Policy Generally Should Not be Treated as a Modified Endowment Contract. Because of the premium levels contemplated under the Policy, GIAC believes that a Policy will generally not be treated as a modified endowment contract. However, a Policy will be a modified endowment contract if the cumulative amount paid under it at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "7-pay test").

      Purchasing Additional Coverage Riders continuing insurance coverage under the Variable Paid-Up Insurance Option or receiving a Policy pursuant to a
Section 1035 exchange of another life insurance contract that is classified as a modified endowment contract may cause the Policy to be treated as a modified endowment contract. The rules for determining when a Policy will be treated as a modified endowment contract are extremely complex, so a competent tax adviser should be consulted to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

      If a Policy is classified as a modified endowment contract, any life insurance contract received in exchange for it will be treated as a modified endowment contract. Thus, the exchange rights described elsewhere in this Prospectus may have tax consequences.

      Distributions From Policies Not Classified as Modified Endowment Contracts. As noted, GIAC believes that the Policy generally should not be treated as a modified endowment contract. Thus, distributions from a Policy should generally be treated as first recovering the investment in the Policy (described below) and then, as distributing taxable income. However, if the Policy's death benefit decreases or if any other change reduces benefits under the Policy during the first 15 Policy years, and a cash distribution is made to the Policyowner to comply with the Section 7702 definitional limits, such distribution could be taxed, in whole or in part, as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Loans from a Policy that is not modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, if such a Policy lapses with an outstanding loan, cancellation of the loan will be treated as a distribution and may be taxed.

      Finally, the 10% penalty tax that is discussed below with respect to distributions from modified endowment contracts does not apply to distributions (including loans and distributions upon surrender or lapse) from a Policy that is not a modified endowment contract.

      Distributions from Policies Classified as Modified Endowment Contracts. If a Policy should become classified as a modified endowment contract, the Policy will be subject to the following tax rules: First, each distribution will be taxed on an "income-first" basis to the extent that the cash value immediately before the distribution exceeds the investment in the Policy. Second, loans (including past due loan interest that is added to the loan amount), surrenders, assignments and benefits paid at maturity are treated as taxable distributions. Third, a 10% penalty tax will be imposed on the income portion of any distribution, unless the distribution is made on or after the Policyowner attains age 5911/42, or is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary.

      All modified endowment contracts issued by GIAC (or its affiliates) to the same person during any calendar year are treated as one modified endowment contract for purposes of determining the amount of a distribution that is includible in gross income under Section 72(e) of the Code.


      Policy Loan Interest. Generally, interest paid on any Policy loan under a Policy is not deductible. A qualified tax adviser should be consulted before deducting any policy loan interest.


      Investment in the Policy. Investment in the Policy means (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Policyowner, plus (3) the amount of any loan from, or secured by, a Policy that has been classified as a modified endowment contract to the extent that such amount is included in the gross income of the owner.

      (c) Other Considerations

      Presently, GIAC makes no charge to the Separate Account for any Federal, state or local taxes that it incurs which may be attributable to the Account or to the Policies. GIAC, however, reserves the right to make a charge for any such taxes or other economic burden which may result from the application of the tax laws and that GIAC determines to be attributable to the Account or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to GIAC's general account.

Legal Considerations for Employers

      (a) Gender Neutrality

      In a 1983 decision in the case of Arizona Governing Committee v. Norris, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory or decisional authority of some states may prohibit using gender-distinct mortality tables.

      A version of the Policy offered by this Prospectus is based upon gender-neutral actuarial tables. However, the "unisex" version of the Policy is only available in those states where gender-based distinctions are prohibited. Employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy described in this Prospectus.

      (b) Taxation

      The tax attributes of deferred compensation and salary continuance plans differ depending on the terms of each arrangement. If the value of a plan depends wholly or partially on its tax consequences, a qualified tax adviser should be consulted before a Policy is used in connection with the plan.

Voting Rights

      (a) A Policyowner's Right to Instruct Voting

      In accordance with its view of present applicable law, GIAC will vote the shares of each of the Funds held in the Account at meetings of the shareholders of the Funds. GIAC will seek voting instructions from Policyowners who have some or all of their Policies' investment base allocated to the investment division which corresponds to the Fund which has called a meeting. If the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result GIAC determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

      GIAC determines the number of shares attributable to a Policy by dividing the Policyowner's investment base in the applicable investment division by the net asset value per Fund share as of the record date for the meeting. Fractional votes will be counted.

      The record date shall be no more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication to Policyowners at least 10 days before such meeting.

      GIAC will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. GIAC will also vote any shares which are not otherwise attributable to Policyowners in the same proportion as it votes shares for which it has received instructions.

      (b) GIAC's Limited Right to Disregard Voting Instructions

      If permitted by state insurance regulatory authorities, GIAC may disregard voting instructions furnished by Policyowners if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for a Fund. GIAC may also disregard voting instructions that would require a change in the investment policy of a Fund or its investment adviser, provided that GIAC's disapproval of the change is reasonable and is based on a good faith determination that such change would be contrary to state law or otherwise inappropriate, in view of the Fund's objective and purpose. If GIAC disregards voting instructions, it will explain its actions in the next semi-annual report to Policyowners.

Reports to Policyowners

      Shortly after each Policy anniversary, GIAC will send the Policyowner a statement that sets forth the death benefit, cash value and amount of outstanding Policy loan as of the Policy anniversary date. In addition, the statement will indicate the allocation of the investment base among the Account's investment divisions as of the first day of the current Policy year. Also, twice each year, Policyowners will receive semi-annual reports containing the financial statements of the Account and the Funds.

Other Important Policy Provisions

      (a) Payment Options

      The proceeds of this Policy will be paid in one lump sum unless otherwise provided. All or part of this sum may be applied under any payment option, or in any other manner GIAC approves.

      (b) Election of Payment Options

      During the insured's lifetime, the Policyowner may choose any option for payment of the death proceeds. If no election is in force when the proceeds become payable, the payee may make an election subject to the following conditions: (1) for death proceeds, election must be made within one year after the insured's death; and (2) for other proceeds, election must be made within 60 days after the proceeds become payable.

      Any payment option election must be in a written form satisfactory to GIAC.

      (c) Options Available for Payment of Policy Proceeds

      Option 1 -- Proceeds Left at Interest. GIAC will hold the proceeds, making monthly interest payments. They early interest rate will be at least 3%. Any additional interest will be determined yearly at GIAC's discretion, and added to the monthly interest payment.

      Option 2 -- Payments of a Specified Amount. GIAC will make monthly payments of a specified amount until the proceeds and interest are fully paid. The total amount paid each year must be at least 10% of the original proceeds. Interest will be added to the proceeds each year; the yearly interest rate will be at least 3%. Any additional interest will be determined yearly by GIAC at its discretion.

      Option 3 -- Payments for a Specified Period. GIAC will make monthly payments for the number of years elected. The guaranteed payments shown in the Option 3 table in the Policy include interest at 3% a year. Any additional interest will be determined yearly by GIAC at its discretion.

      Option 4 -- Life Income with 10 Years Guaranteed. GIAC will make monthly payments for 10 years and for the remaining lifetime of the person on whose life the option is based. The minimum monthly payment will be based on the applicable amount in the Option 4 table shown in the Policy.

      Option 5 -- Refund Life Income. GIAC will make monthly payments until the total amount paid equals the proceeds settled, and for the remaining lifetime of the person on whose life the option is based. The minimum monthly payment will be based on the applicable amount in the Option 5 table shown in the Policy.

      Option 6 -- Joint and Survivor Income with 10 Years Guaranteed. GIAC will make monthly payments for 10 years and for the remaining lifetime of either of the two persons on whose life the option is based. The monthly payment will be at least the applicable amount shown in the Option 6 table in the Policy.

      (d) Policyowner

      The Policyowner of the Policy is the individual or entity named in the application or in any later change shown in GIAC's records. While the insured is living and subject to any assignment shown on GIAC's records, the Policyowner alone has the right to receive all benefits and exercise all rights this Policy grants or GIAC allows.

      Successor Policyowner. A numbered sequence may be used to name successor Policyowners. If the Policyowner dies, ownership passes to the next designated successor Policyowner then living. If no successor Policyowner is then living, ownership passes to the Policyowner's estate. No successor owner is permitted when the insured and the Policyowner are the same person.

      Joint Policyowner. If more than one person is named with no number or the same number, they are considered by GIAC to be joint Policyowners. Any Policy transaction requires the signatures of all persons named jointly. Unless otherwise provided, if a joint Policyowner dies, ownership passes to the surviving joint Policyowner(s). When the last joint Policyowner dies, ownership passes to that person's estate, unless otherwise provided.

      (e) Beneficiary

      The beneficiary under the Policy is the individual or entity named in the application or in any later change shown in GIAC's records. GIAC will pay the death proceeds to the beneficiary. Unless otherwise provided, in order to receive proceeds at the insured's death, a beneficiary must be living on the earlier of: (1) the date proof of the insured's death is received at GIAC's Customer Service Office; or (2) the 15th day after the insured's death.

      Unless otherwise provided, if no designated beneficiary is living on such earlier date, the Policyowner or the Policyowner's estate is the beneficiary.

      Contingent Beneficiary. A numbered sequence may be used to name contingent beneficiaries. The beneficiary is the living person(s) designated by the lowest number in the sequence.

      Concurrent Beneficiary. If more than one person is named with no number or the same number, they are concurrent beneficiaries. These persons, or the survivor(s), share equally, unless otherwise provided. If a beneficiary does not survive the insured, this share passes to the Policyowner or the Policyowner's estate, unless otherwise provided.

      (f) Change of Policyowner or Beneficiary

      The Policyowner may change the Policyowner or beneficiary by written request satisfactory to GIAC. The change will take effect on the date the request is signed, whether or not the insured is living when GIAC receives the request at its Customer Service Office. However, the change will not apply to any payments made or actions taken by GIAC before the request is received.

      (g) Riders to the Policy

      When the Policy is first issued, or after issue while the insured is alive, the Policyowner may be able to obtain optional insurance benefits for an additional premium. These benefits will be described in one or more riders to the Policy. Three such riders are described in the subsection entitled "Additional Coverage Riders to the Policy." Other examples are riders which (1) pay an additional amount if the insured dies in an accident and (2) waive certain premiums if the insured is totally disabled, as defined by the rider, while the rider is in effect. The amount of insurance provided by riders other than the Additional Coverage Riders does not depend on the performance of the Policy's investment options.

      (h) Mistatement of Age or Sex

      If the age or sex of the insured has been mistated, any benefit under the Policy will be that which the premiums would have purchased for the correct age or sex, unless GIAC is not permitted to consider the sex of the insured.

      (i) Deferment of Payments

      GIAC can delay the payment of death benefit proceeds if the Policy is being contested and may postpone the calculation or payment of a benefit or transfer of amounts that are influenced by the investment performance of the Account's investment divisions if: (1) the New York Stock Exchange is closed for trading or trading has been suspended; or (2) the SEC restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

      (j) Payments to GIAC

      All sums payable to GIAC under the Policies should be sent to: The Guardian Insurance & Annuity Company, Inc. at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002-6210. Registered, certified or express mail should be sent to such office at 3900 Burgess Place, Bethlehem, Pennsylvania 18017.

      (k) Assignment

      No assignment will bind GIAC unless the original, or a satisfactory copy, is filed at its Customer Service Office. Afterward, the rights of any Policyowner or beneficiary will be subject to the assignment. The entire Policy, including any attached rider, will be subject to the assignment. GIAC will rely solely on the assignee's statement as to the amount of the assignee's interest. GIAC will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (1) the right to change the Policyowner or beneficiary; and (2) the right to elect a payment option.

      (l) Incontestability

      The Policy is incontestable after it has been in force during the insured's lifetime for two years from its issue date, except for non-payment of premiums. The contestable period of any additional benefit rider attached to the Policy is stated in the rider.

      (m) Suicide Exclusion

      If the insured commits suicide, while sane or insane, within two years from the Policy issue date, GIAC's liability in connection with the Policy and the Additional Coverage Riders will be limited to the premiums paid.

                             THE INVESTMENT OPTIONS

The Guardian Separate Account C (the "Account")

      The Account, a separate investment account of GIAC, is used only to support the death benefits and cash values of annual premium variable life insurance policies. The assets in this Account are kept separate from GIAC's general account and other separate accounts. Income and realized and unrealized gains or losses from assets in the Account are credited to, or charged against, the Account without regard to other income, gains or losses in GIAC's other accounts. GIAC owns the assets in the Account and is required to maintain assets which are at least equal to the reserves and other liabilities of the Account. Assets equal to such reserves and other liabilities may not be charged with liabilities that arise from any other business GIAC conducts. However, GIAC may transfer to its general account assets which exceed the reserves and other liabilities of the Account.

      The Account was established by GIAC under Delaware law in 1988, and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision of the Account's management or GIAC by the SEC.

      All assets of the Account are held in custody for safekeeping by GIAC. The assets of each investment division of the Account are kept physically segregated and held separate and apart from assets of the other divisions. The Account maintains a record of all purchases and redemptions of the Fund shares held in each Account division.

      GIAC allocated assets to the Account to facilitate the commencement of its operations. GIAC may accumulate in the Account the charge for expense and mortality risks and investment results applicable to those assets that are in excess of net assets for variable life insurance policies. At some future date, GIAC may transfer assets in excess of the reserves and other liabilities of the Account to its general account. However, GIAC would not make any such transfer if it could have a material adverse effect on the Account.

      There are currently six investment divisions within the Account, which invest in shares of the six corresponding Funds offered under the Policy. The Policyowner may choose to invest in up to four investment divisions of the Account at any given time.

The Funds

      Each Fund is a diversified, open-end management investment company registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of a Fund. The shares of each Fund are purchased by GIAC for the appropriate division of the Account at net asset value (i.e., without sales load). All dividends and capital gains distributions received from a Fund are reinvested in that Fund's shares at net asset value and retained in the applicable division. Fund shares will be redeemed by GIAC at their net asset value to the extent necessary to make payments under a Policy.

      The investments of each Fund are subject to the risks of changing economic conditions and the ability of the Fund's management to anticipate such changes. There can be no assurance that each Fund's investment objective will be achieved.

      The following Funds are currently available for investment under the
      Policy:

      o     The Guardian Stock Fund (the "Stock Fund")

            The primary investment objective of the Stock Fund is long-term growth of capital. The Stock Fund attempts to achieve this goal by investing at least 80% of the value of its assets in a diversified portfolio of U.S. common stocks and convertible securities. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

      o     The Guardian Bond Fund (the "Bond Fund")

            The primary objective of the Bond Fund is to obtain maximum income without undue risk of principal. Capital appreciation is a secondary objective. To attain these objectives, the Bond Fund normally invests at least 80% of the value of its assets in (1) investment grade debt obligations and (2) U.S. government securities and obligations of U.S. government agencies and instrumentalities. The Bond Fund's portfolio may contain commercial paper, convertible debentures and short-term money market instruments as seem appropriate to achieve its investment objectives.

      o     The Guardian Cash Fund (the "Cash Fund")

            The principal objective of the Cash Fund is to seek as a high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Cash Fund invests primarily in high quality, short-term U.S. dollar denominated money market instruments which mature in 13 months or less. The Cash Fund maintains the average maturity of its holdings at less than 90 days.

      o     Baillie Gifford International Fund (the "BG International Fund")

            The principal investment objective of BG International Fund is long-term capital appreciation. BG International Fund invests primarily in common stocks issued by companies domiciled outside of the United States and securities convertible into, exchangeable for, or which carry the right to buy such common stocks. Current income is not a significant criterion in investment selection although it is anticipated that capital appreciation will normally be accompanied by investment income.

      o     Value Line Strategic Asset Management Trust (the "Strategic Trust")

            The investment objective of the Strategic Trust is to achieve a high total investment return consistent with reasonable risk. The Strategic Trust invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy developed by Value Line, Inc. ("Value Line") which uses computer models for investments in the stock and bond markets. The Value Line models attempt to determine the appropriate mix of portfolio investments for the Strategic Trust based on economic and market trends. There are no limits on the percentage of the Strategic Trust's portfolio that can be invested in stocks, bonds or money market instruments.

      o     Value Line Centurion Fund (the "Centurion Fund")

            The primary investment objective of the Centurion Fund is long-term growth of capital. The Centurion Fund invests substantially all of its assets in common stocks ranked 1 or 2 [on a scale of 1 (highest rating) to 5 (lowest rating)] for year-ahead relative performance ("timeliness") by the Value Line Ranking System. This Ranking System has been used substantially in its present form since 1965. The results of the Ranking System are published weekly in The Value Line Investment Survey for approximately 1,700 stocks. Value Line, the Centurion Fund's investment adviser, believes that the Ranking System provides objective standards for the selection of stocks which can be expected to outperform the market in general over the next six to twelve months.

      GISC is the investment manager and principal underwriter of the Stock Fund, the Bond Fund and the Cash Fund. The annual investment management fee paid by these Guardian-sponsored mutual funds to GISC is 0.50% of each Fund's respective average daily net assets. If, in any year, certain expenses of any of these Funds exceeds 1.0% of the average net asset value of that particular Fund, the investment advisory fee is subject to reduction.

      The investment manager of BG International Fund is Guardian Baillie Gifford Limited, a company formed through a joint venture between GIAC and Baillie Gifford Overseas Limited ("BG Overseas"). BG Overseas is wholly owned by the Scottish investment management partnership, Baillie Gifford & Co. BG Overseas acts as sub-investment manager to BG International Fund. BG International Fund pays an annual investment management fee to Guardian Baillie Gifford Limited that is equal to 0.80% of the Fund's average daily net assets. No separate or additional fee is payable by BG International Fund to BG Overseas for the latter's services as sub-investment manager. GISC acts as the principal underwriter for BG International Fund.


      Value Line is the investment manager for the Strategic Trust and Centurion Fund. The principal underwriter for these Value Line-sponsored Funds is Value Line Securities, Inc., a subsidiary of Value Line. The annual investment management fee paid by these Funds to Value Line is 0.50% of each Fund's respective average daily net assets. Each of these Funds also reimburses GIAC for certain expenses incurred by GIAC on their behalf. For the year ended December 31, 1996, GIAC was reimbursed $601,135 by the Strategic Trust and $406,412 by the Centurion Fund. Value Line has agreed to reimburse these Funds for certain expenses (exclusive of interest, taxes and brokerage expenses) which in any year exceed 2.0% of the first $10 million of such Fund's average net assets, 1.5% of the next $20 million of average net assets and 1.0% of the average net assets in excess of $30 million. GIAC has also entered into an agreement with Value Line, Inc. pursuant to which Value Line compensates GIAC for marketing the Centurion Fund and the Strategic Trust to GIAC's policyowners. For the year ended December 31, 1996, GIAC received $153,151 from Value Line on behalf of the Centurion Fund and $259,361 from Value Line on behalf of the Strategic Trust.


      All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect Policyowners. (See the accompanying prospectuses for the Funds for more information about potential conflicts of interest.)

      A more detailed description of the investment objectives, policies, charges and expenses of the Funds may be found in the accompanying prospectuses for the Funds. Read the prospectuses carefully before investing.

Substitution of Investments

      If GIAC's management determines that a Fund no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions, or if a Fund's shares should no longer be available for investment, GIAC can substitute shares of another mutual fund. Before doing so, GIAC may be required to obtain approval from the SEC, the Delaware Insurance Department and other regulatory authorities.

     A Policyowner may exchange a Policy for a fixed-benefit life insurance policy in accordance with the subsection entitled "Right to Exchange for Fixed-Benefit Life Insurance" if any Fund to which the Policyowner has allocated any portion of the investment base changes its investment adviser or makes material changes in its investment objectives or restrictions. GIAC will notify the Policyowner, in writing, if there is any such change and will describe the terms of exchange to a fixed-benefit life insurance policy at that time. The Policyowner will be able to exchange his or her Policy within 60 days of receipt of such notice, or of the effective date of the change, whichever is later.

                                OTHER INFORMATION

Management of GIAC


      The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years. The business address of each director and officer is 201 Park Avenue South, New York, New York 10003. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Stock Fund, (2) The Guardian Bond Fund, (3) The Guardian Cash Fund, (4) The Park Avenue Portfolio (a series trust that issues its shares in eight series) and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).


      Name                    Title                    Business History
      ----                    -----                    ----------------


CHARLES E. ALBERS        Vice President,         Senior Vice President, The
                         Equity Securities       Guardian Life Insurance Company
                                                 of America 1/91-present.
                                                 Executive Vice President of
                                                 Guardian Investor Services
                                                 Corporation and Guardian Asset
                                                 Management Corporation.
                                                 Director, Guardian Baillie
                                                 Gifford Limited. Officer of
                                                 various mutual funds within the
                                                 Guardian Fund Complex.

MICHELE S. BABAKIAN      Vice President          Vice President, Fixed Income
                                                 Securities, The Guardian Life
                                                 Insurance Company of America
                                                 1/95-present; Second Vice
                                                 President prior thereto. Vice
                                                 President of Guardian Asset
                                                 Management Corporation,
                                                 Guardian Investor Services
                                                 Corporation and various mutual
                                                 funds within the Guardian Fund
                                                 Complex.

JOSEPH A. CARUSO         Secretary               Vice President and Corporate
                                                 Secretary, The Guardian Life
                                                 Insurance Company of America
                                                 3/96-present; Second Vice
                                                 President and Corporate
                                                 Secretary, 1/95-2/96; Corporate
                                                 Secretary 10/92-12/94;
                                                 Assistant Secretary prior
                                                 thereto. Secretary, Guardian
                                                 Investor Services Corporation,
                                                 Guardian Asset Management
                                                 Corporation, Guardian Baillie
                                                 Gifford Limited and various
                                                 mutual funds within the
                                                 Guardian Fund Complex.

PHILIP H. DUTTER         Director                Management Consultant
                                                 (self-employed). Director of
                                                 The Guardian Life Insurance
                                                 Company of America
                                                 3/88-present. Director of
                                                 Guardian Investor Services
                                                 Corporation.

JOHN M. FAGAN            Vice President          Vice President, Life Policy
                                                 Operations, The Guardian Life
                                                 Insurance Company of America
                                                 3/92-present. Vice President of
                                                 Guardian Investor Services
                                                 Corporation.

ARTHUR V. FERRARA        Director                Retired. Chairman of the Board
                                                 and Chief Executive Officer,
                                                 The Guardian Life Insurance
                                                 Company of America 1/93-12/95;
                                                 President and Chief Executive
                                                 Officer prior thereto. Director
                                                 1/81-present. Director
                                                 (Trustee) of Guardian Investor
                                                 Services Corporation and
                                                 various mutual funds within the
                                                 Guardian Fund Complex.

CHARLES G. FISHER        Vice President          Second Vice President and
                         and Actuary             Actuary, The Guardian Life
                                                 Insurance Company of America
                                                 12/86-present.

      Name                    Title                    Business History
      ----                    -----                    ----------------

WILLIAM C. FRENTZ        Vice President,         Vice President, Real Estate,
                         Real Estate             The Guardian Life Insurance
                                                 Company of America
                                                 1/85-present.


LEO R. FUTIA             Director                Retired. Former Chairman of the
                                                 Board and Chief Executive
                                                 Officer, The Guardian Life
                                                 Insurance Company of America;
                                                 Director 5/70-present. Director
                                                 (Trustee) of Guardian Investor
                                                 Services Corporation and
                                                 various mutual funds within the
                                                 Guardian Fund Complex. Director
                                                 (Trustee) of various mutual
                                                 funds sponsored by Value Line,
                                                 Inc.

ALEXANDER M. GRANT, JR.  Second Vice President   Second Vice President,
                                                 Investments, The Guardian Life
                                                 Insurance Company of America
                                                 1/97-present; Assistant Vice
                                                 President, Investments
                                                 9/93-12/96; Investment Officer
                                                 prior thereto. Second Vice
                                                 President, Guardian Investor
                                                 Services Corporation. Officer
                                                 of various mutual funds within
                                                 the Guardian Fund Complex.

EARL C. HARRY            Treasurer               Treasurer, The Guardian Life
                                                 Insurance Company of America
                                                 11/96-present; Assistant
                                                 Treasurer prior thereto.
                                                 Treasurer of Guardian Investor
                                                 Services Corporation.

THOMAS R. HICKEY, JR.    Vice President,         Vice President, Equity
                         Operations              Operations, The Guardian Life
                                                 Insurance Company of America
                                                 3/92-present. Vice President,
                                                 Guardian Investor Services
                                                 Corporation. Vice President of
                                                 various mutual funds within the
                                                 Guardian Fund Complex.


PETER L. HUTCHINGS       Director                Executive Vice President and
                                                 Chief Financial Officer, The
                                                 Guardian Life Insurance Company
                                                 of America 5/87-present.
                                                 Director of Guardian Investor
                                                 Services Corporation and
                                                 Guardian Asset Management
                                                 Corporation.


FRANK J. JONES           Executive Vice          Executive Vice President and
                         President, Chief        Chief Investment Officer, The
                         Investment Officer      Guardian Life Insurance Company
                         and Director            of America 1/94-present; Senior
                                                 Vice President and Chief
                                                 Investment Officer prior
                                                 thereto. Director, Guardian
                                                 Investor Services Corporation.
                                                 Officer of various mutual funds
                                                 within the Guardian Fund
                                                 Complex.

EDWARD K. KANE           Senior Vice President   Executive Vice President, The
                         and Director            Guardian Life Insurance Company
                                                 of America 1/97-present; Senior
                                                 Vice President and General
                                                 Counsel prior thereto; Director
                                                 11/88-present. Senior Vice
                                                 President and Director,
                                                 Guardian Investor Services
                                                 Corporation. Director, Guardian
                                                 Asset Management Corporation.

ANN T. KEARNEY           Second Vice President   Second Vice President, Group
                                                 Pensions, The Guardian Life
                                                 Insurance Company of America
                                                 1/95-present; Assistant Vice
                                                 President and Equity Controller
                                                 6/94-12/94; Assistant
                                                 Controller prior thereto.
                                                 Controller of various mutual
                                                 funds within the Guardian Fund
                                                 Complex.


GARY B. LENDERINK        Vice President, Group   Vice President, Group Pensions,
                         Pensions                The Guardian Life Insurance
                                                 Company of America
                                                 1/95-present; Second Vice
                                                 President prior thereto.


FRANK L. PEPE            Vice President          Vice President and Controller,
                         and Controller          Equity Products, The Guardian
                                                 Life Insurance Company of
                                                 America 1/95-present. Second
                                                 Vice President and Equity
                                                 Controller, Equity Products
                                                 prior thereto. Vice President
                                                 and Controller of Guardian
                                                 Investor Services Corporation.
                                                 Officer of various mutual funds
                                                 within the Guardian Fund
                                                 Complex.

      Name                    Title                    Business History
      ----                    -----                    ----------------


RICHARD T. POTTER, JR.   Vice President and      Vice President and Equity
                         Counsel                 Counsel, The Guardian Life
                                                 Insurance Company of America
                                                 1/96-present; Second Vice
                                                 President and Equity Counsel
                                                 1/93-12/95; Counsel prior
                                                 thereto. Vice President and
                                                 Counsel of Guardian Investor
                                                 Services Corporation. Counsel,
                                                 Guardian Asset Management
                                                 Corporation and various mutual
                                                 funds within the Guardian Fund
                                                 Complex.

JOSEPH D. SARGENT        President, Chief        President, Chief Executive
                         Executive Officer       Officer and Director, The
                         and Director            Guardian Life Insurance Company
                                                 of America 1/96-present;
                                                 President 1/93-12/95; Executive
                                                 Vice President prior thereto.
                                                 Director (Trustee) of Guardian
                                                 Baillie Gifford Limited,
                                                 Guardian Investor Services
                                                 Corporation, Guardian Asset
                                                 Management Corporation and
                                                 various mutual funds within the
                                                 Guardian Fund Complex.

JOHN M. SMITH            Executive               Executive Vice President, The
                         Vice President          Guardian Life Insurance Company
                         and Director            of America 1/95-present; Senior
                                                 Vice President, Equity Products
                                                 prior thereto. President and
                                                 Director, Guardian Investor
                                                 Services Corporation and
                                                 Guardian Asset Management
                                                 Corporation. Officer of various
                                                 mutual funds within the
                                                 Guardian Fund Complex.
                                                 Director, Guardian Baillie
                                                 Gifford Limited.

DONALD P. SULLIVAN, JR.  Vice President          Second Vice President, The
                                                 Guardian Life Insurance Company
                                                 of America 1/95-present;
                                                 Assistant Vice President prior
                                                 thereto. Vice President of
                                                 Guardian Investor Services
                                                 Corporation.


WILLIAM C.WARREN         Director                Retired. Dean Emeritus,
                                                 Columbia Law School. Former
                                                 Chairman of the Board, Sandoz,
                                                 Inc.; Director of The Guardian
                                                 Life Insurance Company of
                                                 America since 1/57 and Director
                                                 of Guardian Investor Services
                                                 Corporation.

      No officer or director of GIAC receives any compensation from the Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Account.

State Regulation

      GIAC is subject to the laws of the state of Delaware governing insurance companies and to regulation by Delaware's Commissioner of Insurance (the "Commissioner"). In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed. An annual statement in a prescribed form, including a separate statement with respect to the operations of GIAC's separate accounts, must be filed with the Commissioner and with regulatory authorities of other states on or before March 1st in each year. This statement covers GIAC's operations for the preceding year and its financial condition as of December 31st of that year. GIAC's affairs are subject to review and examination conducted by the Commissioner at least once in every five years.

      Guardian Life, the parent company of GIAC, is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. Similarly, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate and is required to submit annual statements in the form described above to New York and to the other states and jurisdictions. Its affairs are subject to review and examination by the Superintendent of Insurance of New York and his agents at all times, and a full examination is made at least once in every five years.

Legal Proceedings

      There are no legal proceedings pending which would materially affect the financial position of GIAC or the Account.

Legal Matters


      The legal validity of the Policy described in this Prospectus has been passed upon by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

Registration Statement

      A Registration Statement under the Securities Act of 1933 has been filed with the SEC on behalf of the Account relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C. upon payment of the SEC's prescribed fees.

Independent Accountants

      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Account and for GIAC.

Experts

      Actuarial matters included in this Prospectus have been examined by Charles G. Fisher, FSA, Vice President and Actuary of GIAC. His opinion is filed as an exhibit to the Registration Statement for the Account filed with the SEC.

Financial Statements


      The financial statements of the Account and statutory basis financial statements of GIAC are set forth in this Prospectus. The financial statements of GIAC should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of GIAC to meet its obligations under the Policy.

                         THE GUARDIAN SEPARATE ACCOUNT C

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1996

                                                                                                                Value Line
                                                                                    Baillie                     Strategic
                                               Guardian    Guardian   Guardian      Gifford       Value Line       Asset
                                                 Stock       Bond       Cash     International    Centurion     Management
                                    Combined     Fund        Fund       Fund          Fund           Fund          Trust
                                    --------     ----        ----       ----          ----           ----          -----
FIFO Cost .......................        --    $2,923,631  $275,674    $36,061      $840,871      $567,021      $ 712,133

Assets
  Shares outstanding ............        --        91,747    22,714      3,606        53,960        25,486        38,980
  Net asset value per share (NAV)        --         38.59     11.83      10.00         17.26         24.83         21.90
    Total Assets (Shares x NAV) .  $6,263,097   3,540,503   268,710     36,061       931,350       632,818       853,655
                                   ----------  ----------  --------    -------      --------      --------      --------
Liabilities
  Due to The Guardian Insurance &
Annuity Co., Inc ................      66,652      43,943     2,410        529         6,986         5,454         7,330
                                   ----------  ----------  --------    -------      --------      --------      --------
Net Assets -- Note 4 ............  $6,196,445  $3,496,560  $266,300    $35,532      $924,364      $627,364      $846,325
                                   ----------  ----------  --------    -------      --------      --------      --------

                       See notes to financial statements.

                         THE GUARDIAN SEPARATE ACCOUNT C

                        COMBINED STATEMENTS OF OPERATIONS

                          Year Ended December 31, 1994

                                                                                                                    Value Line
                                                                                           Baillie                  Strategic
                                                       Guardian    Guardian   Guardian     Gifford      Value Line     Asset
                                                        Stock        Bond       Cash    International   Centurion   Management
                                            Combined     Fund        Fund       Fund         Fund          Fund        Trust
                                            --------     ----        ----       ----         ----          ----        -----
Investment Income
  Income:
    Reinvested dividends ................  $  35,529   $  15,833   $  8,878   $7,965      $  2,472       $   145     $    236
  Expenses -- Note 3:
    Mortality and expense risk charges ..     10,013       5,068        676      411         1,231         1,185        1,442
                                           ---------   ---------   --------   ------      --------       -------     --------
  Net investment income/(expense) .......     25,516      10,765      8,202    7,554         1,241        (1,040)      (1,206)
                                           ---------   ---------   --------   ------      --------       -------     --------
Realized and Unrealized Gain/(Loss)
  from Investments Realized gain/(loss)
  from investments:
    Net realized gain/(loss) from sale
      of investments ....................     (3,958)        197         75     --            (314)       (3,746)        (170)
    Reinvested realized gain distribution     40,887      35,347        670     --            --           3,927          943
                                           ---------   ---------   --------   ------      --------       -------     --------
  Net realized gain/(loss) on investments     36,929      35,544        745     --            (314)          181          773
                                           ---------   ---------   --------   ------      --------       -------     --------
  Unrealized appreciation/ (depreciation)
  of investments:
    End of year .........................     59,846      66,033    (17,475)    --          14,270        (9,130)       6,148
    Beginning of year ...................    166,189     129,461     (3,570)    --          24,285        (2,821)      18,834
                                           ---------   ---------   --------   ------      --------       -------     --------
    Change in unrealized
  appreciation/(depreciation) ...........   (106,343)    (63,428)   (13,905)    --         (10,015)       (6,309)     (12,686)
                                           ---------   ---------   --------   ------      --------       -------     --------
  Net realized and unrealized gain/(loss)
  from investments ......................    (69,414)    (27,884)   (13,160)    --         (10,329)       (6,128)     (11,913)
                                           ---------   ---------   --------   ------      --------       -------     --------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations .............  $ (43,898)  $ (17,119)  $ (4,958)  $7,554      $ (9,088)      $(7,168)    $(13,119)
                                           =========   =========   ========   ======      ========       =======     ========

                          Year Ended December 31, 1995

                                                                                                                    Value Line
                                                                                           Baillie                  Strategic
                                                       Guardian    Guardian   Guardian     Gifford      Value Line     Asset
                                                        Stock        Bond       Cash    International   Centurion   Management
                                            Combined     Fund        Fund       Fund         Fund          Fund        Trust
                                            --------     ----        ----       ----         ----          ----        -----
Investment Income
  Income:
    Reinvested dividends ................  $ 68,382    $ 26,433    $ 13,629   $10,252     $  9,302       $   1,734   $  7,032
  Expenses-- Note 3:
    Mortality and expense risk charges ..    19,188      10,422       1,110       269        2,330           2,150      2,907
                                           --------    --------    --------   -------     --------       ---------   --------
  Net investment income/(expense) .......    49,194      16,011      12,519     9,983        6,972            (416)     4,125
                                           --------    --------    --------   -------     --------       ---------   --------
Realized and Unrealized Gain/(Loss)
  from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
      of investments ....................     2,779         727          50      --            (61)          1,506        557
    Reinvested realized gain distribution   140,113     102,047        --        --         24,029           9,710      4,327
                                           --------    --------    --------   -------     --------       ---------   --------
  Net realized gain/(loss) on investments   142,892     102,774          50      --         23,968          11,216      4,884
                                           --------    --------    --------   -------     --------       ---------   --------
  Unrealized appreciation/ (depreciation)
    of investments:
    End of year .........................   701,218     449,818       1,117      --         34,230          97,156    118,897
    Beginning of year ...................    59,846      66,033     (17,475)     --         14,270          (9,130)     6,148
                                           --------    --------    --------   -------     --------       ---------   --------
    Change in unrealized
      appreciation/(depreciation) .......   641,372     383,785      18,592      --         19,960         106,286    112,749
                                           --------    --------    --------   -------     --------       ---------   --------
  Net realized and unrealized gain/(loss)
    from investments ....................   784,264     486,559      18,642      --         43,928         117,502    117,633
                                           --------    --------    --------   -------     --------       ---------   --------

Net Increase/(Decrease) in Net Assets
  Resulting from Operations .............  $833,458    $502,570    $ 31,161   $ 9,983     $ 50,900       $ 117,086   $121,758
                                           ========    ========    ========   =======     ========       =========   ========

                       See notes to financial statements.

                         THE GUARDIAN SEPARATE ACCOUNT C

                          Year Ended December 31, 1996

                                                                                                                    Value Line
                                                                                           Baillie                  Strategic
                                                       Guardian    Guardian   Guardian     Gifford      Value Line     Asset
                                                        Stock        Bond       Cash    International   Centurion   Management
                                            Combined     Fund        Fund       Fund         Fund          Fund        Trust
                                            --------     ----        ----       ----         ----          ----        -----
Investment Income
  Income:
    Reinvested dividends ................  $ 89,043    $ 43,046    $ 15,907   $2,355      $ 12,543       $   2,503   $ 12,689
  Expenses -- Note 3:
    Mortality and expense risk charges ..    33,117      19,174       1,300      260         4,656           3,304      4,423
                                           --------    --------    --------   ------      --------       ---------   --------
  Net investment income/(expense) .......    55,926      23,872      14,607    2,095         7,887            (801)     8,266
                                           --------    --------    --------   ------      --------       ---------   --------
Realized and Unrealized Gain/(Loss)
  from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
      of investments ....................   222,679     111,916        (793)    --          33,418          43,704     34,434
    Reinvested realized gain distribution   498,605     384,957        --       --          11,818          64,447     37,383
                                           --------    --------    --------   ------      --------       ---------   --------
  Net realized gain/(loss) on investments   721,284     496,873        (793)    --          45,236         108,151     71,817
                                           --------    --------    --------   ------      --------       ---------   --------
  Unrealized appreciation/ (depreciation)
    of investments:
    End of year .........................   907,706     616,872      (6,964)    --          90,479          65,797    141,522
    Beginning of year ...................   701,218     449,818       1,117     --          34,230          97,156    118,897
                                           --------    --------    --------   ------      --------       ---------   --------
    Change in unrealized
      appreciation/(depreciation) .......   206,488     167,054      (8,081)    --          56,249         (31,359)    22,625
                                           --------    --------    --------   ------      --------       ---------   --------
  Net realized and unrealized gain/(loss)
    from investments ....................   927,772     663,927      (8,874)    --         101,485          76,792     94,442
                                           --------    --------    --------   ------      --------       ---------   --------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations .............  $983,698    $687,799    $  5,733   $2,095      $109,372       $  75,991   $102,708
                                           ========    ========    ========   ======      ========       =========   ========


                       See notes to financial statements.

                         THE GUARDIAN SEPARATE ACCOUNT C

                  COMBINED STATEMENTS OF CHANGES IN NET ASSETS

                  Years Ended December 31, 1994, 1995 and 1996

                                                                                                                    Value Line
                                                                                           Baillie                  Strategic
                                                       Guardian    Guardian   Guardian     Gifford      Value Line     Asset
                                                        Stock        Bond       Cash    International   Centurion   Management
                                            Combined     Fund        Fund       Fund         Fund          Fund        Trust
                                            --------     ----        ----       ----         ----          ----        -----
1994 Increase/(Decrease) from Operations

  Net investment income/(expense) ......  $    25,516  $    10,765  $   8,202  $   7,554   $   1,241      $  (1,040)  $  (1,206)
  Net realized gain/(loss) from sale of
  investments ..........................       (3,958)         197         75       --          (314)        (3,746)       (170)
  Reinvested realized gain distribution        40,887       35,347        670       --          --            3,927         943
  Change in unrealized appreciation/
  (depreciation) of investments ........     (106,343)     (63,428)   (13,905)      --       (10,015)        (6,309)    (12,686)
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net increase/(decrease) resulting from
  operations ...........................      (43,898)     (17,119)    (4,958)     7,554      (9,088)        (7,168)    (13,119)
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
1994 Policy Transactions
  Transfer of net premium ..............    1,356,622      591,660    102,211     46,236     214,236        151,568     250,711
  Transfer on account of other
  terminations .........................     (157,194)     (73,974)    (9,429)      (698)     (7,721)       (46,397)    (18,975)
  Transfer of policy loans .............      (64,016)      (3,059)    (2,930)     4,726     (61,607)         2,651      (3,797)
  Transfer between funds ...............         --          9,908     (9,666)   (41,177)     40,697            655        (417)
  Transfers of cost of insurance .......     (191,781)    (106,927)    (9,496)    (6,054)    (23,037)       (17,476)    (28,791)
  Transfers-- other ....................          954           86          1         (1)        817             31          20
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net increase/(decrease) from policy
  transactions .........................      944,585      417,694     70,691      3,032     163,385         91,032     198,751
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
Total Increase/(Decrease) in Net Assets       900,687      400,575     65,733     10,586     154,297         83,864     185,632
  Net Assets at December 31, 1993 ......    1,655,917      820,572    103,236    161,295     191,892        181,296     197,626
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net Assets at December 31, 1994 --
  Note 4 ...............................  $ 2,556,604  $ 1,221,147  $ 168,969  $ 171,881   $ 346,189      $ 265,160   $ 383,258
                                          ===========  ===========  =========  =========   =========      =========   =========

1995 Increase/(Decrease) from Operations
  Net investment income/(expense) ......  $    49,194  $    16,011  $  12,519  $   9,983   $   6,972      $    (416)  $   4,125
  Net realized gain/(loss) from sale of
  investments ..........................        2,779          727         50       --           (61)         1,506         557
  Reinvested realized gain distribution       140,113      102,047       --         --        24,029          9,710       4,327
  Change in unrealized appreciation/
  (depreciation) of investments ........      641,372      383,785     18,592       --        19,960        106,286     112,749
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net increase/(decrease) resulting from
  operations ...........................      833,458      502,750     31,161      9,983      50,900        117,086     121,758
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
1995 Policy Transactions
  Transfer of net premium ..............    1,546,300      824,023     66,022     42,349     254,498        138,717     220,691
  Transfer on account of death .........       (3,466)        --         --         --          --             --        (3,466)
  Transfer on account of other
  terminations .........................     (133,633)     (69,645)    (5,775)    (2,762)    (12,127)       (17,753)    (25,571)
  Transfer of policy loans .............      (99,168)     (49,762)    (1,831)    (4,772)    (16,935)       (10,360)    (15,508)
  Transfer between funds ...............         --         30,391     (7,149)     3,703     (19,593)        (3,435)     (3,917)
  Transfers of cost of insurance .......     (283,696)    (160,079)   (13,106)    (6,656)    (41,071)       (23,906)    (38,878)
  Transfers-- other ....................     (148,399)       4,350       (450)  (143,756)        115         (7,179)     (1,479)
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net increase/(decrease) from policy
  transactions .........................      877,938      579,278     37,711   (111,894)    164,887         76,084     131,872
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
Total Increase/(Decrease) in Net Assets     1,711,396    1,081,848     68,872   (101,911)    215,787        193,170     253,630
  Net Assets at December 31, 1994 ......    2,556,604    1,221,147    168,969    171,881     346,189        265,160     383,258
                                          -----------  -----------  ---------  ---------   ---------      ---------   ---------
  Net Assets at December 31, 1995 --
  Note 4 ...............................  $ 4,268,000  $ 2,302,995  $ 237,841  $  69,970   $ 561,976      $ 458,330   $ 636,888
                                          ===========  ===========  =========  =========   =========      =========   =========


                       See notes to financial statements.

                         THE GUARDIAN SEPARATE ACCOUNT C

                          Year Ended December 31, 1996

                                                                                                                      Value Line
                                                                                             Baillie                  Strategic
                                                         Guardian    Guardian   Guardian     Gifford      Value Line     Asset
                                                          Stock        Bond       Cash    International   Centurion   Management
                                            Combined       Fund        Fund       Fund         Fund          Fund        Trust
                                            --------       ----        ----       ----         ----          ----        -----
1996 Increase/(Decrease) from Operations
  Net investment income/(expense) ......  $    55,926   $    23,872 $  14,607  $  2,095    $   7,887      $    (801)  $   8,266
  Net realized gain/(loss) from sale of
  investments ..........................      222,679       111,916      (793)     --         33,418         43,704      34,434
  Reinvested realized gain distribution       498,605       384,957      --        --         11,818         64,447      37,383
  Change in unrealized appreciation/
  (depreciation) of investments ........      206,488       167,054    (8,081)     --         56,249        (31,359)     22,625
                                          -----------   ----------- ---------  --------    ---------      ---------   ---------
  Net increase/(decrease) resulting from
  operations ...........................      983,698       687,799     5,733     2,095      109,372         75,991     102,708
                                          -----------   ----------- ---------  --------    ---------      ---------   ---------
1996 Policy Transactions
  Transfer of net premium ..............    1,620,112       956,718    61,595    19,611      256,230        129,308     196,650
  Transfer on account of death .........       (7,086)       (2,370)     --        --           --             --        (4,716)
  Transfer on account of other
  terminations .........................     (190,477)     (148,360)   (4,388)     (184)     (17,977)         7,422     (26,990)
  Transfer of policy loans .............     (138,977)     (112,243)   (2,853)   (2,240)      39,663        (28,339)    (32,965)
  Transfer between funds ...............         --          15,245   (18,996)  (48,210)      20,755         14,896      16,310
  Transfers of cost of insurance .......     (339,105)     (202,991)  (12,564)   (5,503)     (45,943)       (30,245)    (41,859)
  Transfers-- other ....................          280          (233)      (68)       (7)         288              1         299
                                          -----------   ----------- ---------  --------    ---------      ---------   ---------
  Net increase/(decrease) from policy
  transactions .........................      944,747       505,766    22,726   (36,533)     253,016         93,043     106,729
                                          -----------   ----------- ---------  --------    ---------      ---------   ---------
Total Increase/(Decrease) in Net Assets     1,928,445     1,193,565    28,459   (34,438)     362,388        169,034     209,437
  Net Assets at December 31, 1995 ......    4,268,000     2,302,995   237,841    69,970      561,976        458,330     636,888
                                          -----------   ----------- ---------  --------    ---------      ---------   ---------
  Net Assets at December 31, 1996 --
  Note 4 ...............................  $ 6,196,445   $ 3,496,560 $ 266,300  $ 35,532    $ 924,364      $ 627,364   $ 846,325
                                          ===========   =========== =========  ========    =========      =========   =========


                       See notes to financial statements.

                         THE GUARDIAN SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

Note 1 -- Organization

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc.
(GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund
(BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund).

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      On January 12, 1989, GIAC allocated $100,000 from its general funds to the Account which was invested in GCF to facilitate the commencement of operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Note 2 -- Significant Accounting Policies

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis. In 1996, the basis used in recording gains and losses on investments sold was changed from the last in, first out (LIFO) basis to the first in, first out (FIFO) basis. This change had no effect on the net assets of the Account.

      During the years ended December 31, 1996 and December 31, 1995, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account C      Purchases           Purchases              Sales                Sales
                                    December 31,        December 31,         December 31,         December 31,
                                        1996                1995                 1996                 1995
                                   ------------         ------------        ------------          ------------
Guardian Stock Fund               $    1,171,180           $ 871,569         $   231,645          $    173,923
Guardian Bond Fund                       67,808               75,579              29,174                24,915
Guardian Cash Fund                       26,105               70,234              60,284               182,539
Baillie Gifford International Fund       410,261             288,106             132,884                91,118
Value Line Centurion Fund               323,326              171,879             163,333                85,536
Value Line SAM Trust                    238,292              215,995              81,492                74,207
                                   ------------         ------------        ------------          ------------
   Total                          $   2,236,972         $  1,693,362         $   698,812             $ 632,238
                                  =============         ============         ===========             =========

                         THE GUARDIAN SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Note 3 -- Administrative and Mortality and Expense Risk Charges

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value.

      In addition, GIAC makes a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance in-force, as compensation for the anticipated cost of paying death benefits.

      Under the terms of the policy, GIAC deducts charges from the gross premiums before transferring the net premiums (gross premiums less other contractual charges) to the Account. These other contractual charges consist of:

      a) a $50 annual policy fee;

      b) an administrative charge of $5 per $1,000 of the policy's face amount, assessed against the first premium only; and

      c) an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Note 4 -- Net Assets, December 31, 1996

      At December 31, 1996, net assets of the Account were as follows:

      Accumulation of Annual Premium
        Variable Life Insurance
        Policyowners' Accounts    $6,196,445

      The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

      In some instances the calculation of total assets may not agree due to rounding.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To The Board of Directors of The
Guardian Insurance & Annuity Company, Inc.
and Policyowners of The Guardian Separate Account C, "Select Guard"

In our opinion, the accompanying statement of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to Guardian Stock Fund, Guardian Bond Fund, Guardian Cash Fund, Baillie Gifford International Fund, Value Line Centurion Fund and Value Line Strategic Asset Management Trust (constituting The Guardian Separate Account C, "Select Guard," hereafter referred to as the "Separate Account") at December 31, 1996, and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, NY

February 11, 1997

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                 BALANCE SHEETS

===================================================================================================
                                                                             December 31,
                                                                     ------------------------------
                                                                          1996            1995
                                                                          ----            ----
ADMITTED ASSETS
Investments:
   Fixed maturities, principally at amortized cost
     (market: 1996 -- $491,271,164; 1995 -- $415,119,363) .........  $  490,445,948  $  405,213,799
   Affiliated money market fund, at market, which approximates cost       2,755,672       2,633,939
   Investment in subsidiary .......................................       7,746,643       7,604,442
   Policy loans -- variable life insurance ........................      68,143,068      63,842,200
   Cash and short-term investments ................................      17,825,039      17,983,654
   Investment in joint venture ....................................         285,874          44,418
   Accrued investment income receivable ...........................      10,553,405       9,771,251
   Due from parent and affiliates .................................       6,507,913       2,982,854
   Other assets ...................................................      12,173,268       9,932,726
   Receivable from separate accounts ..............................      11,606,587       3,543,010
   Variable annuity and EISP/CIP separate account assets ..........   5,248,159,777   4,174,493,377
   Variable life separate account assets ..........................     342,921,803     311,173,536
                                                                     --------------  --------------
     TOTAL ADMITTED ASSETS ........................................  $6,219,124,997  $5,009,219,206
                                                                     ==============  ==============

LIABILITIES
Policy liabilities and accruals:
     Fixed deferred reserves ......................................  $  329,681,355  $  300,059,252
     Fixed immediate reserves .....................................       5,874,894       4,966,569
     Life reserves ................................................      65,462,693      22,502,664
     Minimum death benefit guarantees .............................       1,257,777       1,171,951
     Policy loan collateral fund reserve ..........................      65,762,820      61,798,105
Accrued expenses, taxes & commissions .............................       2,712,360       1,250,797
Due to parent and affiliates ......................................      15,304,638      16,072,198

Federal income taxes payable ......................................       4,743,447         636,681
Other liabilities .................................................      30,079,434      13,295,087
Asset valuation reserve ...........................................      15,121,269       9,341,353
Variable annuity and EISP/CIP separate account liabilities ........   5,193,574,218   4,129,376,222
Variable life separate account liabilities ........................     335,769,184     306,870,400
                                                                     --------------  --------------
     TOTAL LIABILITIES ............................................   6,065,344,089   4,867,341,279

COMMON STOCK AND SURPLUS
Common Stock, $100 par value, 20,000 shares authorized, issued and
   outstanding ....................................................       2,000,000       2,000,000
Additional paid-in surplus ........................................     137,398,292     137,398,292
Assigned and unassigned surplus ...................................      14,382,616       2,479,635
                                                                     --------------  --------------
                                                                        153,780,908     141,877,927
                                                                     --------------  --------------
     TOTAL LIABILITIES, COMMON STOCK AND SURPLUS ..................  $6,219,124,997  $5,009,219,206
                                                                     ==============  ==============

                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                            STATEMENTS OF OPERATIONS

=======================================================================================================
                                                                     Year Ended December 31,
                                                          ---------------------------------------------
                                                               1996            1995            1994
                                                               ----            ----            ----
REVENUES:
  Premiums and annuity considerations:
    Variable annuity considerations ....................  $ 731,792,764   $ 537,841,762   $ 533,763,975
    Life insurance premiums and fixed
      annuity considerations ...........................     44,874,269      73,938,212      71,289,987
  Net investment income ................................     42,366,902      36,293,598      27,909,606
  Amortization of IMR ..................................        333,219         257,380         542,157
  Net gain from operations from separate accounts ......      8,860,462            --              --
  Service fees .........................................     58,774,486      46,560,286      35,858,692
  Variable life -- cost of insurance ...................      4,844,028       4,232,564       3,828,702
  Reserve adjustments on reinsurance ceded .............     30,636,445     (32,192,749)     84,062,188
  Commissions and expense allowances ...................     14,508,840      10,057,974      19,542,388
  Other income .........................................      2,535,356       1,127,526         819,726
                                                          -------------   -------------   -------------
                                                            939,526,771     678,116,553     777,617,421
                                                          -------------   -------------   -------------
BENEFITS AND EXPENSES:
  Benefits:
    Death benefits .....................................      6,785,456       4,774,584       3,740,612
    Annuity benefits ...................................    426,072,773     276,568,762     173,188,734
    Surrender benefits .................................     17,459,706      17,660,413       9,882,392
    Increase in reserves ...............................     82,891,516      65,349,399      80,386,221
  Net transfers to (from) separate accounts:
    Variable annuity and EISP/CIP ......................    323,093,897     252,772,988     448,425,833
    Variable life ......................................    (10,417,095)    (17,796,371)     (8,822,426)
  Commissions ..........................................     39,233,431      34,364,742      45,602,891
  General insurance expenses ...........................     42,523,892      25,888,456      15,083,859
  Taxes, licenses and fees .............................      3,723,858       2,477,492       2,731,840
  Reinsurance terminations .............................    (15,470,015)     11,002,701       3,517,681
                                                          -------------   -------------   -------------
                                                            915,897,419     673,063,166     773,737,637
                                                          -------------   -------------   -------------
      INCOME BEFORE INCOME
        TAXES AND REALIZED GAINS
        FROM INVESTMENTS ...............................     23,629,352       5,053,387       3,879,784
  Federal income taxes .................................      3,941,460         439,667         601,468
                                                          -------------   -------------   -------------
      INCOME BEFORE REALIZED
        GAINS FROM INVESTMENTS .........................     19,687,892       4,613,720       3,278,316
  Realized gains from investments, net of federal income
    taxes, net of transfer to IMR ......................          7,540         342,455          (2,232)
                                                          -------------   -------------   -------------
      NET INCOME .......................................  $  19,695,432   $   4,956,175   $   3,276,084
                                                          =============   =============   =============


                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS

===============================================================================================================
                                                                                Special Assigned
                                                                  Additional      and Unassigned       Total
                                                    Common          Paid-in          Surplus       Common Stock
                                                     Stock          Surplus         (Deficit)       and Surplus
                                                    ------         --------         --------       ------------
Balances at December 31, 1993 .................  $  2,000,000   $ 137,398,292     $   (983,630)    $138,414,662
                                                 ------------   -------------     ------------     ------------
Net income from operations ....................                                      3,276,084        3,276,084
Decrease in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes ....................                                       (527,471)        (527,471)
Decrease in unrealized appreciation of
   Company's investment in joint venture ......                                       (255,163)        (255,163)
Increase in unrealized appreciation of
   Company's investment in subsidiary .........                                         24,034           24,034
Decrease in non-admitted assets ...............                                          5,818            5,818
Disallowed interest maintenance reserve .......                                     (1,124,268)      (1,124,268)
Net increase in asset valuation reserve .......                                     (2,233,163)      (2,233,163)
                                                 ------------   -------------     ------------     ------------
Balances at December 31, 1994 .................     2,000,000     137,398,292       (1,817,759)     137,580,533
                                                 ------------   -------------     ------------     ------------
Net income from operations ....................                                      4,956,175        4,956,175
Increase in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes ....................                                      3,024,930        3,024,930
Decrease in unrealized appreciation of
   Company's investment in joint venture ......                                         (6,803)          (6,803)
Increase in unrealized appreciation of
   Company's investment in subsidiary .........                                        298,534          298,534
Increase in non-admitted assets ...............                                         (7,078)          (7,078)
Disallowed interest maintenance reserve .......                                        143,080          143,080
Net increase in asset valuation reserve .......                                     (4,111,444)      (4,111,444)
                                                 ------------   -------------     ------------     ------------
Balances at December 31, 1995 .................     2,000,000     137,398,292        2,479,635      141,877,927
                                                 ------------   -------------     ------------     ------------
Net income from operations ....................                                     19,695,433       19,695,433
Tax on prior years separate account
   seed investment unrealized gains ...........                                       (104,732)        (104,732)
Increase in unrealized appreciation of
   Company's investment in joint venture ......                                        241,456          241,456
Increase in unrealized appreciation of
   Company's investment in subsidiary .........                                        142,201          142,201
Decrease in unrealized appreciation of
   Company's investment in other assets .......                                         (9,384)          (9,384)
Increase in non-admitted assets ...............                                        (80,815)         (80,815)
Disallowed interest maintenance reserve .......                                       (128,107)        (128,107)
Surplus changes resulting from reinsurance ....                                     (2,073,155)      (2,073,155)
Net increase in asset valuation reserve .......                                     (5,779,916)      (5,779,916)
                                                 ------------   -------------     ------------     ------------
Balances at December 31, 1996 .................  $  2,000,000   $ 137,398,292     $ 14,382,616     $153,780,908
                                                 ============   =============     ============     ============

                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                             STATEMENTS OF CASH FLOW

==========================================================================================================
                                                                        Year Ended December 31,
                                                             ---------------------------------------------
                                                                  1996            1995            1994
                                                                  ----            ----            ----
Cash flows from insurance activities:
  Premiums, annuity considerations and deposit funds .....  $ 780,710,735   $ 611,169,979   $ 600,336,507
  Investment income ......................................     42,413,736      36,912,131      26,762,114
  Commissions and expense allowances on
    reinsurance ceded ....................................     37,315,301     (22,118,484)    104,767,754
  Other income ...........................................     47,357,962      44,220,753      33,914,971
  Life claims ............................................     (6,900,438)     (4,420,866)     (3,397,937)
  Surrender benefits .....................................     (2,774,865)    (17,660,413)     (9,882,392)
  Annuity benefits .......................................   (424,511,908)   (276,163,436)   (173,227,230)
  Commissions, other expenses
    and taxes (excluding FIT) ............................    (78,968,214)    (57,714,112)    (63,448,237)
  Net transfers to separate accounts .....................   (307,856,562)   (231,230,812)   (435,548,833)
  Federal income taxes (excluding tax on capital gains) ..        682,025      (1,557,444)     (1,522,592)
  Increase in policy loans ...............................     (4,300,868)     (4,522,280)     (6,527,387)
  Other operating expenses and sources ...................      2,077,342      (8,945,084)      2,428,502
                                                            -------------   -------------   -------------
    NET CASH PROVIDED BY INSURANCE
      ACTIVITIES .........................................     85,244,246      67,969,932      74,655,240
                                                            -------------   -------------   -------------
Cash flows from investing activities:
  Proceeds from dispositions of investment securities ....    224,692,954      63,122,215     149,529,893
  Purchases of investment securities .....................   (309,590,319)   (118,543,796)   (230,182,416)
  Net proceeds from short-term investments ...............              0               0               0
  Federal income tax on capital gains ....................       (505,496)        992,810      (1,233,244)
                                                            -------------   -------------   -------------

      NET CASH USED IN INVESTING ACTIVITIES...............    (85,402,861)    (54,428,771)    (81,885,767)
                                                            -------------   -------------   -------------

    NET INCREASE (DECREASE) IN CASH ......................       (158,615)     13,541,161      (7,230,527)

    CASH AND SHORT-TERM INVESTMENTS,
      BEGINNING OF YEAR ..................................     17,983,654       4,442,493      11,673,020
                                                            -------------   -------------   -------------

    CASH AND SHORT-TERM INVESTMENTS,
      END OF YEAR ........................................  $  17,825,039   $  17,983,654   $   4,442,493
                                                            =============   =============   =============


                       See notes to financial statements.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

Note 1 -- Organization

      Organization: The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of broker-dealer firms which have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

      Guardian Investor Services Corporation is a wholly-owned subsidiary of the Company. GISC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Advisor's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC which are investment options for the variable products.

      Insurance Separate Accounts: The Company has established twelve insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. In addition, certain variable annuity and variable life insurance contractholders may invest in The Guardian Real Estate Account. Participating interests in the real estate account are registered under the Securities Act of 1933. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

      The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations.

Note 2 -- Summary of Significant Accounting Policies

      Basis of presentation of financial statements: The financial statements have been prepared on a comprehensive basis of accounting other than generally accepted accounting principles that is prescribed or permitted by the Insurance Department of the State of Delaware.

      Prior to 1996, these policies were considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. However, in April, 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which establishes a different definition of GAAP for mutual life insurance companies. Under this interpretation, financial statements of mutual life insurance companies for periods beginning after

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

December 15, 1995 which are prepared on the statutory basis of accounting are no longer characterized as being in conformity with GAAP. Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.

      The following reconciles the statutory net income of the Company as reported to regulatory authorities to consolidated GAAP net income:

                                                           For the Year Ended
                                                           1996           1995
                                                           -----          -----
Statutory net income ................................  $ 19,695,432   $  4,956,175
Adjustments to restate to the basis of GAAP:
  Statutory net income of subsidiaries ..............       142,201        298,534
  Capitalization of deferred policy acquisition costs    42,525,493     29,971,479
  Deferred premiums .................................     4,096,976           --
  Re-estimation of future policy benefits ...........    30,086,231        659,225
  Reinsurance .......................................   (36,696,036)    17,635,115
  Deferred federal income tax expense ...............   (13,074,280)   (15,221,064)
  Elimination of interest maintenance reserve .......      (333,219)      (257,381)
  Other, net ........................................    (6,094,192)      (759,141)
                                                       ------------   ------------
Consolidated GAAP net income ........................  $ 40,348,606   $ 37,282,942
                                                       ============   ============

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:

                                                         December 31,
                                                -----------------------------
                                                     1996            1995
                                                     ----            ----
Statutory capital and surplus ................  $ 153,780,908   $ 141,877,927
Add (deduct) cumulative effect of adjustments:
  Deferred policy acquisition costs ..........    221,475,216     185,237,251
  Elimination of asset valuation reserve .....     15,121,269       9,341,353
  Re-estimation of future policy benefits ....    (35,823,432)      5,870,371
  Establishment of deferred federal income tax    (65,126,004)    (53,923,759)
  Other, net .................................     33,178,992      (2,451,817)
                                                -------------   -------------
Consolidated GAAP stockholder's equity .......  $ 322,606,949   $ 285,951,326
                                                =============   =============

      The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws which require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

      Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. Effective for 1996 financial statements, the NAIC requires and the Company has recorded the net gain from the operations of the separate accounts in the operations of the general account instead of surplus.

      Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

      Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $9,500,000 in 1996, $6,700,000 in 1995 and $4,900,000 in 1994.

     Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize policyholders' surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level on interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with the prior year.

      Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The fixed annuity contracts are no longer offered by the Company.

      The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

      The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1996 and 1995 was 5.75% and 5.75%, respectively. The interest rates credited on the fixed rate option offered to certain variable annuity contractowners ranged from 5.25% to 5.50% during 1996. For the fixed rate option currently issued, the issue and renewal interest rates credited varies from month to month and ranged from 5.0% to 5.25% in 1996. For single premium deferred annuities the rates ranged from 5.0% to 5.75% in 1996. Fixed immediate reserves are a liability within the general account for those annuitants who have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and a 4% discount rate.

      Minimum death benefit guarantees represent a reserve for term insurance to support guaranteed insurance amounts on variable life policies in the event of possible declines in separate account assets, assuming a 4% discount rate and mortality consistent with the 1958 or 1980 CSO Table applicable in the pricing of each policy.

      The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners and 6.5% for annual pay variable life policyowners.

      Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1996 and 1995 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $123,785 and $84,575, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also include service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $142.7 million and $117.7 million at December 31, 1996 and 1995, respectively, which represent investments in The Guardian's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is also recorded.

      Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1996 presentation.

Note 3 -- Federal Income Taxes

      The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

      A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1996, 1995 and 1994 to the federal income tax expense reflected in the accompanying financial statements is as follows:

                                                              Year Ended December 31,
                                                     ----------------------------------------
                                                        1996          1995          1994
                                                        ----          ----          ----
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .............  $ 8,270,274   $ 1,768,688   $ 1,357,924
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ......   (1,478,476)      337,668       141,295
   DAC Tax ........................................      867,731       666,260     1,575,953
   Dividend from subsidiary .......................   (3,325,000)   (2,345,000)   (1,715,000)
   Other-- net ....................................     (393,070)       12,051      (758,704)
                                                     -----------   -----------   -----------
Federal income taxes ..............................  $ 3,941,459   $   439,667   $   601,468
                                                     ===========   ===========   ===========

     The provision for federal income taxes includes deferred taxes in 1996, 1995 and 1994 of $353,051, $304,923 and $99,120, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 4 -- Investments

      The major categories of net investment income are summarized as follows:

                                                                 Year Ended December 31,
                                                       ------------------------------------------
                                                           1996           1995           1994
                                                           ----           ----           ----
Fixed maturities ....................................  $ 28,234,145   $ 25,795,915   $ 19,949,553
Affiliated money market funds .......................       121,733        130,729         84,083
Subsidiary ..........................................     9,500,000      6,700,000      4,900,000
Policy loans ........................................     3,089,490      2,847,532      2,547,670
Short-term investments ..............................     1,259,730      1,181,215        622,391
Joint venture dividend ..............................       623,160        684,306        789,867
                                                       ------------   ------------   ------------
                                                         42,828,258     37,339,697     28,893,564
Less: Investment expenses ...........................       461,356      1,046,099        983,958
                                                       ------------   ------------   ------------
Net investment income ...............................  $ 42,366,902   $ 36,293,598   $ 27,909,606
                                                       ============   ============   ============

Net realized gains, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                                 Year Ended December 31,
                                                       ------------------------------------------
                                                           1996           1995           1994
                                                           ----           ----           ----
  Realized capital gains (losses) ...................  $  1,242,432   $  1,323,447   $ (3,994,715)
                                                       ------------   ------------   ------------
Federal income tax expense (benefit):
  Current ...........................................       829,610        622,821     (1,110,135)
  Deferred ..........................................      (394,759)       (42,290)      (248,068)
                                                       ------------   ------------   ------------
  Total Federal income tax expense (benefit) ........       434,851        580,531     (1,358,203)
                                                       ------------   ------------   ------------
Transfer to IMR .....................................       800,041        400,461     (2,634,280)
                                                       ------------   ------------   ------------
Net realized gains (losses) .........................  $      7,540   $    342,455   $     (2,232)
                                                       ============   ============   ============

      The increase in unrealized appreciation (depreciation) on fixed maturity securities for the years ended December 31, 1996, 1995 and 1994 was $(9,080,348), $26,899,449 and $(23,246,030), respectively.

      The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      The cost and estimated market values of investments by major investment category at December 31, 1996 and 1995 are as follows:

                                                                     December 31, 1996
                                             -----------------------------------------------------------------
                                                                   Gross             Gross          Estimated
                                                                Unrealized        Unrealized         Market
                                                  Cost             Gains            Losses            Value
                                             -------------    -------------     -------------     ------------
U.S. Treasury securities & obligations
  of U.S. government corporations
  and agencies..........................      $133,436,167      $   761,811       $   435,887     $133,762,091
Obligations of states and political
  subdivisions..........................        40,444,325          148,692            70,771       40,522,246
Debt securities issued by foreign
  governments...........................         3,491,091               --            65,431        3,425,660
Corporate debt securities...............       313,074,365        2,279,414         1,792,612      313,561,167
Common stock of subsidiary..............         9,398,292               --         1,651,649        7,746,643
Affiliated mutual funds.................         2,755,672               --                --        2,755,672
                                             -------------    -------------     -------------     ------------
                                              $502,599,912      $ 3,189,917       $ 4,016,350     $501,773,479
                                             =============    =============     =============     ============

                                                                     December 31, 1995
                                             -----------------------------------------------------------------
                                                                   Gross             Gross          Estimated
                                                                Unrealized        Unrealized         Market
                                                  Cost             Gains            Losses            Value
                                             -------------    -------------     -------------     ------------
U.S. Treasury securities & obligations
  of U.S. government corporations
  and agencies..........................      $ 86,663,351     $  2,599,555       $        --     $ 89,262,906
Obligations of states and political
  subdivisions..........................         6,086,127          108,215             1,599        6,192,743
Debt securities issued by foreign
  governments...........................         8,061,711          537,479                --        8,599,190
Corporate debt securities...............       304,402,610        7,379,558           717,644      311,064,524
Common stock of subsidiary..............         9,398,292               --         1,793,850        7,604,442
Affiliated mutual funds.................         2,633,939               --                --        2,633,939
                                             -------------    -------------     -------------     ------------
                                              $417,246,030     $ 10,624,807       $ 2,513,093     $425,357,744
                                             =============    =============     =============     ============

      At December 31, 1996, the amortized cost and estimated market value of debt securities, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

                                                      Estimated
                                                      Amortized         Market
                                                         Cost           Value
                                                     ------------   ------------
Due in one year or less............................  $ 64,861,358   $ 65,045,326
Due after one year through five years..............   286,602,923    287,118,976
Due after five years through ten years.............    74,354,923     74,503,267
Due after ten years................................    25,247,736     25,461,329
                                                     ------------   ------------
                                                      451,066,940    452,128,898
Sinking fund bonds
   (including Collateralized Mortgage Obligations).    39,379,008     39,142,266
                                                     ------------   ------------
                                                     $490,445,948   $491,271,164
                                                     ============   ============

      During 1996, proceeds from sales of investments in debt securities were $224,681,546 and gross gains of $2,029,373 and losses of $798,350 were realized on these sales.

Note 5 -- Reinsurance Ceded

      The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $767,937,702 and $355,264,470 at December 31, 1996 and 1995, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                     Year Ended December 31
                                          --------------------------------------------
                                              1996           1995            1994
                                              ----           ----            ----
Premiums and deposits ..................  $(83,250,212)  $(41,212,253)  $(157,953,149)
Net investment income ..................       (61,779)          --              --
Commission and expense allowances ......    14,508,839     10,057,974      19,542,388
Reserve adjustments ....................    30,636,445    (32,192,749)     84,062,188
Other income ...........................       (25,000)          --              --
                                          ------------   ------------   -------------
  Revenues .............................   (38,191,707)   (63,347,028)    (54,348,573)

Policyholder benefits ..................   (26,873,945)   (57,577,405)    (60,707,011)
Increase in aggregate reserves .........    (5,658,260)   (11,909,990)    (16,349,743)
Reinsurance terminations ...............   (15,470,015)    11,002,701       3,517,681
General expenses .......................       (81,667)       (48,640)           --
                                          ------------   ------------   -------------
  Deductions ...........................   (48,083,887)   (58,533,334)    (73,539,073)
                                          ------------   ------------   -------------
Net income (loss) from reinsurance ceded  $  9,892,180   ($ 4,813,694)  $  19,190,500
                                          ============   ============   =============

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 6 -- Reinsurance Assumed

      The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                     Year Ended December 31
                                           -----------------------------------------
                                               1996           1995          1994
                                               ----           ----          ----
Premiums and deposits ...................  $ 41,133,358   $ 7,153,623   $ 21,245,974
Net investment income ...................        94,657        62,847           --
Other income ............................       375,404        32,528         13,163
                                           ------------   -----------   ------------
  Revenues ..............................    41,603,419     7,248,998     21,259,137

Policyholder benefits ...................     8,076,053     5,086,702         13,163
Increase in aggregate reserves ..........    31,556,908      (357,463)    21,192,811
Reinsurance expenses ....................      (452,476)    1,451,058      8,503,485
Other expenses ..........................       551,319        54,043           --
                                           ------------   -----------   ------------
  Deductions ............................    39,731,804     6,234,340     29,709,459
                                           ------------   -----------   ------------
Net income (loss)from reinsurance assumed  $  1,871,615   $ 1,014,658   ($ 8,450,322)
                                           ============   ===========   ============

Note 7 -- Related Party Transactions

      A major portion of the Company's business is produced by the registered representatives of the Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of the Company. During 1996, 1995 and 1994, premium and annuity considerations produced by GISC amounted to $528,353,595, $400,148,692 and $482,872,000, respectively. The related commissions paid to GISC amounted to $1,851,468, $1,409,708 and $1,709,799 for 1996, 1995 and 1994, respectively.

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $41,129,644 in 1996, $24,989,111 in 1995 and $14,055,494 in 1994, and, in the
opinion of management, were considered appropriate for the services rendered.

      The Company has an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware Insurance law as an insurance company separate account. GIAC has contributed capital to GREA from time to time to provide funds for acquisitions and to preserve liquidity. At December 31, 1996 GIAC's investment amounts to $5,803,339 and maintains a 40% ownership of GREA.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

      A significant portion of the Company's separate account assets are invested in affiliated mutual funds. These funds consist of The Guardian Park Avenue Fund, The Guardian Bond Fund, The Guardian Stock Fund, The Guardian Cash Fund, The Guardian Baillie Gifford International Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund and The Guardian Cash Management Fund. Each of these funds has an investment advisory agreement with GISC, except for The Guardian Baillie Gifford International Fund. The investments as of December 31, 1996 and 1995 are as follows:

                                                             1996             1995
                                                             ----             ----
      The Guardian Park Avenue Fund...................  $  251,812,050   $  214,919,292
      The Guardian Bond Fund..........................     354,316,320      374,461,581
      The Guardian Stock Fund.........................   2,226,887,181    1,615,270,799
      The Guardian Cash Fund..........................     378,321,710      356,820,089
      The Guardian Baillie Gifford International Fund.          19,720               --
      The Guardian Asset Allocation Fund..............          46,623               --
      The Guardian Investment Quality Bond Fund.......           9,385               --
      The Guardian Cash Management Fund...............       3,113,523               --
                                                        --------------   --------------
                                                        $3,214,526,512   $2,561,471,761
                                                        ==============   ==============

      During November 1990, the Company entered into an agreement with Baillie Gifford Overseas Ltd. to form a joint venture company - Guardian Baillie Gifford Ltd. (GBG) - which is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF) and the Guardian Baillie Gifford International Fund (GBGIF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies. The amount of the Company's separate account assets invested in the Funds as of December 31, 1996 and 1995 was $446,466,741 and $334,281,959, respectively.

      The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1996 and 1995 this amounted to $2,755,672 and $2,633,939, respectively.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 -- Continued

Note 8 -- Separate Accounts

      The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Statement:

                                               1996            1995            1994
                                               ----            ----            ----

Transfers to separate accounts .........  $ 767,741,428   $ 582,715,569   $ 688,657,147
Transfers from separate accounts .......   (518,683,141)   (398,531,802)   (288,606,548)
                                          -------------   -------------   -------------
  Net transfers to separate accounts ...    249,058,287     184,183,767     400,050,599
                                          -------------   -------------   -------------
Reconciling Adjustments:
Mortality & expense guarantees -- Annuity    54,119,656      41,474,872      31,629,838
Mortality & expense guarantees -- VLI ..      1,687,711       1,571,955       1,341,318
Administrative fees -- VA only .........      2,967,120       3,513,459       2,752,950
Cost of collection -- VLI ..............      4,844,028       4,232,564       3,828,702
                                          -------------   -------------   -------------
  Total adjustments ....................     63,618,515      50,792,850      39,552,808
                                          -------------   -------------   -------------
Transfers as reported in the Summary of
  Operations of GIAC ...................  $ 312,676,802   $ 234,976,617   $ 439,603,407
                                          =============   =============   =============

Note 9 -- Annuity Actuarial Reserves and Deposit Liabilities

      The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:

                                                Year Ending 1996                  Year Ending 1995
                                          ----------------------------       --------------------------
                                             Amount               %              Amount           %
                                          ------------        --------       ------------      --------
Subject to discretionary withdrawal
  with market value adjustment .........  $ 44,480,214           10.22%      $ 39,471,103         10.27%

  total with adjustment or at
    market value .......................    44,480,214           10.22         39,471,103         10.27
  at book value without adjustment
    (minimal or no charge or
    adjustment) ........................   302,433,090           69.45        260,636,570         67.81
Not subject to discretionary withdrawal     88,546,538           20.33         84,263,477         21.92
                                          ------------        --------       ------------      --------
Total (gross) ..........................   435,459,842          100.00        384,371,150        100.00
Reinsurance ceded ......................         4,879            0.00               --            0.00
                                          ------------        --------       ------------      --------
Total ..................................  $435,454,963          100.00%      $384,371,150        100.00%
                                          ============        ========       ============      ========

      This does not include $5,098,658,097 and $4,046,768,087 of non-guaranteed annuity reserves held in separate accounts, and $2,927,130 and $1,500,869 at December 31, 1996 and 1995, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

To the Board of Directors of
The Guardian Insurance &  Annuity Company, Inc.

      We have audited the accompanying balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1996 and 1995, and the related statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

      In our report dated February 9, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by insurance regulatory authorities, were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 2 to these financial statements, pursuant to pronouncements of the Financial Accounting Standards Board, financial statements of mutual life insurance companies and their wholly owned stock insurance company subsidiaries are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

      In our opinion, the financial statements referred to above (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1996 and 1995, or the results of its operations or its cash flows for the three years in the period ended December 31, 1996, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.


/s/ Price Waterhouse LLP

                 ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

      The following tables illustrate the way in which death benefits and cash values under the Policy change with the investment experience of the Account's investment divisions. The following illustrations assume charges and values which differ according to male or female sex classification. The illustrations also assume the Policy contains no Additional Coverage Riders and are based on the following additional assumptions:

      1. Policy Illustration #1 is for a Policy issued to a male age 5 in the standard underwriting class with a Guaranteed Insurance Amount of $25,000.

      2. Policy Illustration #2 is for a Policy issued to a male non-smoker age 35 in the standard underwriting class with a Guaranteed Insurance Amount of $100,000.

      3. Policy Illustration #3 is for a Policy issued to a female non-smoker age 35 in the standard underwriting class with a Guaranteed Insurance Amount of $100,000.

      4. Policy Illustration #4 is for a Policy issued to a male non-smoker age 55 in the preferred underwriting class with a Guaranteed Insurance Amount of $250,000.

      The tables show how the death benefit and cash value for each illustration may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages during individual Policy months or years. The death benefit and cash value would also differ if any loans were outstanding at any time during the periods illustrated.


      The amounts illustrated in the tables for the death benefit and cash value are calculated as of the end of each Policy year. These amounts take into account the deductions made from the premiums (see "Charges Deducted from Premiums") and reflect a daily charge assessed against the Account for mortality and expense risks equivalent to an effective annual charge of .50% at the beginning of the year. The illustrations assume that the Policy's account value is allocated equally among the six investment divisions currently available under the Policy and that Policyowners are not limited to selecting four or fewer investment options. Thus, the illustrated amounts reflect an average of the investment advisory fees charged against each of the six Funds and an average of the actual operating expenses incurred by each of the Funds during the year ended December 31, 1996. The amounts shown in the tables assume that the average charges for the Fund's investment advisory fees and expenses (a total of .75%) will be applied to all monies in the Policy.


      The illustrated gross annual investment rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.25%, 4.72% and 10.69% respectively, after deduction of the charges mentioned above.

      The hypothetical returns shown in the tables do not reflect any charges for Federal income taxes against the Account, since GIAC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and cash values illustrated. (See "Possible Charge for Income Taxes.")

      The second column of each table shows the amount which would accumulate if an amount equal to the premiums were invested to earn interest (after taxes) at 5% compounded annually.

      GIAC will furnish upon request a comparable illustration reflecting the proposed insured's age, face amount, assumed underwriting class, and annual premium amount requested.

                             Policy Illustration #1

              GIAC'S ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICY

                            Male Issue Age 5 Standard
                             $173.75* Annual Premium
                      Guaranteed Insurance Amount: $25,000

                   Value of       Assuming Hypothetical Gross    Assuming Hypothetical Gross   Assuming Hypothetical Gross
  End                Prem.            Annual Investment              Annual Investment             Annual Investment
  of              Accum. at              Return of 0%                   Return of 6%                  Return of 12%
Policy  Annual    Interest of          -----------------              -----------------             -----------------
 Year    Prem.    5% Per Yr.      Cash Value     Death Ben.**    Cash Value       Death Ben.   Cash Value       Death Ben.
 ----    -----    ----------      ----------     ------------    ----------       ----------   ----------       ----------
   1    $174         $ 182            $ 0          $25,000           $ 0          $25,001          $ 1           $ 25,008
   2     174           374             84           25,000            91           25,008           98             25,071
   3     174           575            170           25,000           187           25,020          206             25,193
   4     174           786            254           25,000           288           25,039          326             25,376
   5     174         1,008            340           25,000           396           25,063          461             25,624
   6     174         1,241            424           25,000           509           25,093          609             25,940
   7     174         1,485            506           25,000           626           25,129          772             26,326
   8     174         1,742            586           25,000           747           25,170          951             26,784
   9     174         2,012            662           25,000           869           25,216        1,144             27,319
  10     174         2,295            733           25,000           994           25,268        1,353             27,930
  15     174         3,937          1,034           25,000         1,650           25,591        2,693             32,260
  20     174         6,032          1,309           25,000         2,444           26,017        4,824             39,120
  30     174        12,121          1,884           25,000         4,749           27,155       14,045             64,087
  40     174        22,038          2,337           25,000         8,129           28,632       37,739            113,843

This illustration assumes no loan has been taken from the Policy.

* Corresponding to semi-annual premiums of $89.48 or quarterly premiums of $45.64.

** The death benefit can never be less than the Guaranteed Insurance Amount.

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and the investment results of the investment divisions to which a Policyowner makes allocations. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representation can be made by GIAC or the Funds that these hypothetical rates of return can be achieved for anyone year or sustained over any period of time.

                             Policy Illustration #2

              GIAC'S ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICY

                          Male Issue Age 35 Non-Smoker
                            $1,559.00* Annual Premium
                      Guaranteed Insurance Amount: $100,000

                   Value of       Assuming Hypothetical Gross    Assuming Hypothetical Gross   Assuming Hypothetical Gross
  End                Prem.            Annual Investment              Annual Investment             Annual Investment
  of              Accum. at              Return of 0%                   Return of 6%                  Return of 12%
Policy  Annual    Interest of          -----------------              -----------------             -----------------
 Year    Prem.    5% Per Yr.      Cash Value     Death Ben.**    Cash Value       Death Ben.   Cash Value       Death Ben.
 ----    -----    ----------      ----------     ------------    ----------       ----------   ----------       ----------
   1  $1,559        $  1,637       $   280         $100,000       $   304         $100,011         $    328     $100,103
   2   1,559           3,356         1,376          100,000         1,491          100,052            1,609      100,491
   3   1,559           5,160         2,445          100,000         2,720          100,122            3,012      101,173
   4   1,559           7,055         3,489          100,000         3,993          100,221            4,549      102,157
   5   1,559           9,045         4,504          100,000         5,308          100,347            6,229      103,453
   6   1,559          11,134         5,491          100,000         6,667          100,500            8,067      105,071
   7   1,559          13,328         6,446          100,000         8,067          100,678           10,074      107,024
   8   1,559          15,631         7,373          100,000         9,513          100,882           12,268      109,324
   9   1,559          18,050         8,270          100,000        11,002          101,109           14,664      111,983
  10   1,559          20,589         9,137          100,000        12,537          101,361           17,282      115,018

  15   1,559          35,323        13,034          100,000        20,927          102,946           34,469      136,433
  20   1,559          54,127        16,169          100,000        30,525          105,028           61,011      170,304
  30   1,559         108,757        19,868          100,000        52,790          110,432          162,105      291,714
  40   1,559         197,743        20,127          100,000        77,409          117,175          382,359      530,229

This illustration assumes no loan has been taken from the Policy.

* Corresponding to semi-annual premiums of $802.88 or quarterly premiums of $409.47.

** The death benefit can never be less than the Guaranteed Insurance Amount.

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and the investment results of the investment divisions to which a Policyowner makes allocations. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representation can be made by GIAC or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             Policy Illustration #3

              GIAC'S ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICY

                     Female Issue Age 35 Standard Non-Smoker
                            $1,282.00* Annual Premium
                      Guaranteed Insurance Amount: $100,000

                   Value of       Assuming Hypothetical Gross    Assuming Hypothetical Gross   Assuming Hypothetical Gross
  End                Prem.            Annual Investment              Annual Investment             Annual Investment
  of              Accum. at              Return of 0%                   Return of 6%                  Return of 12%
Policy  Annual    Interest of          -----------------              -----------------             -----------------
 Year    Prem.    5% Per Yr.      Cash Value     Death Ben.**    Cash Value       Death Ben.   Cash Value       Death Ben.
 ----    -----    ----------      ----------     ------------    ----------       ----------   ----------       ----------
   1    $1,282     $  1,346        $   145         $100,000       $   159         $100,008      $    173        $100,072
   2     1,282        2,760          1,048          100,000         1,131          100,044         1,217         100,416
   3     1,282        4,244          1,929          100,000         2,138          100,109         2,359         101,041
   4     1,282        5,802          2,787          100,000         3,179          100,201         3,610         101,954
   5     1,282        7,438          3,621          100,000         4,254          100,319         4,976         103,164
   6     1,282        9,156          4,429          100,000         5,362          100,462         6,468         104,682
   7     1,282       10,960          5,211          100,000         6,503          100,631         8,095         106,517
   8     1,282       12,854          5,966          100,000         7,677          100,823         9,870         108,681
   9     1,282       14,843          6,700          100,000         8,889          101,038        11,812         111,186
  10     1,282       16,931          7,411          100,000        10,141          101,276        13,937         114,048

  15     1,282       29,047         10,652          100,000        17,040          102,780        27,955         134,294
  20     1,282       44,510         13,367          100,000        25,082          104,764        49,845         166,424
  30     1,282       89,433         17,449          100,000        45,353          109,968       137,168         282,230
  40     1,282      162,609         19,296          100,000        70,888          116,567       341,058         511,039

This illustration assumes no loan has been taken from the Policy.

* Corresponding to semi-annual premiums of $660.23 or quarterly premiums of $336.72.

** The death benefit can never be less than the Guaranteed Insurance Amount.

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and the investment results of the investment divisions to which a Policyowner makes allocations. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representation can be made by GIAC or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             Policy Illustration #4

              GIAC'S ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICY

                     Male Issue Age 55 Preferred Non-Smoker
                            $8,762.50* Annual Premium
                      Guaranteed Insurance Amount: $250,000

                   Value of       Assuming Hypothetical Gross    Assuming Hypothetical Gross   Assuming Hypothetical Gross
  End                Prem.            Annual Investment              Annual Investment             Annual Investment
  of              Accum. at              Return of 0%                   Return of 6%                  Return of 12%
Policy  Annual    Interest of          -----------------              -----------------             -----------------
 Year    Prem.    5% Per Yr.      Cash Value     Death Ben.**    Cash Value       Death Ben.   Cash Value       Death Ben.
 ----    -----    ----------      ----------     ------------    ----------       ----------   ----------       ----------
   1    $8,763    $    9,201       $ 2,058         $250,000       $  2,265        $250,053      $   2,475       $  250,491
   2     8,763        18,861         7,833          250,000          8,610         250,193          9,418          251,828
   3     8,763        29,005        13,371          250,000         15,076         250,419         16,906          254,030
   4     8,763        39,656        18,673          250,000         21,661         250,726         24,986          257,122
   5     8,763        50,839        23,746          250,000         28,368         251,113         33,713          261,129
   6     8,763        62,582        28,583          250,000         35,186         251,577         43,126          266,082
   7     8,763        74,912        33,181          250,000         42,111         252,114         53,278          272,014
   8     8,763        87,858        37,526          250,000         49,121         252,723         64,208          278,958
   9     8,763       101,451        41,611          250,000         56,198         253,402         75,963          286,953
  10     8,763       115,724        45,425          250,000         63,325         254,147         88,588          296,038

  15     8,763       198,536        60,713          250,000         99,636         258,789        167,303          359,476
  20     8,763       304,227        69,910          250,000        136,193         264,782        279,300          458,621
  30     8,763       611,279        71,066          250,000        202,258         279,924        650,103          808,886
  40     8,763     1,111,433        62,018          250,000        261,781         298,262      1,370,291        1,489,580

This illustration assumes no loan has been taken from the Policy.

* Corresponding to semi-annual premiums of $4,512.69 or quarterly premiums of $2,301.47.

** The death benefit can never be less than the Guaranteed Insurance Amount.

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and the investment results of the investment divisions to which a Policyowner makes allocations. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representation can be made by GIAC or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

      Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request, or for its benefit, as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following papers and documents:

      The facing sheet.

      Cross-reference to items required by Form N-8B-2.


      The prospectus consisting of 61 pages.


      The undertaking to file reports.

      The undertaking pursuant to Rule 484.

      The signatures.

      Written consents of the following persons:
      Richard T. Potter, Jr., Esq.
      Charles G. Fisher, F.S.A.
      Price Waterhouse LLP

      The following exhibits:

      1.A   (1)   Resolution of the Board of Directors of The Guardian Insurance
                  & Annuity Company, Inc. establishing The Guardian Separate
                  Account C.*
            (2)   Not Applicable.
            (3)   Distributing Contracts:
                  (a)   Distribution and Service Agreement between The Guardian
                        Insurance & Annuity Company, Inc. and Guardian Investor
                        Services Corporation.**
                  (b)   (i)  Form of Broker-Dealer Supervisory and Service
                             Agreement.*
                        (ii) Form of Registered Representative's Agreement.*
                  (c)   Schedule of Sales Commissions.**
            (4)   Not Applicable.
            (5)   Specimen of Annual Premium Variable Life Insurance Policy.***
            (6)   (a)   Certificate of Incorporation of The Guardian Insurance &
                        Annuity Company, Inc.*
                  (b)   By-laws of The Guardian Insurance & Annuity Company,
                        Inc.*
            (7)   Not Applicable.
            (8)   Amended and Restated Agreement for Services and Reimbursement
                  Therefor, between The Guardian Life Insurance Company of
                  America and The Guardian Insurance & Annuity Company, Inc. +++
            (9)   Not Applicable.
            (10)  Form of Application for Annual Premium Variable Life Insurance
                  Policy.*
            (11)  Memorandum on the Policy Issuance, Transfer and Redemption
                  Procedures and on the Method of Computing Cash Adjustment upon Exchange of the Policy Pursuant to Rule 6e-2(b)(12)(ii) and
                  Rule 6e-2(b)(13)(v)(B).***
            (12)  Undertaking by The Guardian Insurance & Annuity Company, Inc.
                  to Guarantee Certain Obligations of Guardian Investor Services
                  Corporation.**
      2.    See Exhibit 1.A(5).
      3.(a) Opinion and Consent of Richard T. Potter, Jr., Esq.+
      3.(b) Consent of Richard T. Potter, Jr., Esq.
      4.    None.
      5.    Not Applicable.
      6.    Opinion and Consent of Charles G. Fisher, F.S.A.


      7.    Consent of Price Waterhouse LLP.


      8. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.++

----------
* Incorporated by reference to the Form S-6 Registration Statement filed by Registrant on October 24, 1988 (Reg. No. 33-25153).
** Incorporated by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement filed by Registrant on January 19, 1989 (Reg. No. 33-25153).
*** Incorporated by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement filed by Registrant on September 18, 1989 (Reg. No. 33-25153).
+ Incorporated by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement filed by Registrant on April 24, 1992 (Reg. No. 33-25153).
++ Incorporated by reference to Post-Effective Amendment No. 3 and Post-Effective Amendment No. 5 to the Form S-6 Registration Statement filed by Registrant on April 29, 1991 and April 29, 1993, respectively (Reg. No. 33-25153).
+++ Incorporated by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement filed by Registrant on April 24, 1995 (Reg. No. 33-25153).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account C, certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April, 1997.



                                  THE GUARDIAN SEPARATE ACCOUNT C
                                            (Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                            (Depositor)


                                  By: /s/ Thomas R. Hickey, Jr.
                                      ------------------------------------------
                                          THOMAS R. HICKEY, JR.
                                      VICE PRESIDENT, ADMINISTRATION

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.


/s/ Joseph D. Sargent*               Chairman of the Board and Chief Executive
---------------------------------    Officer
    Joseph D. Sargent
(Principal Executive Officer)


/s/ Frank J. Jones                   Executive Vice President, Chief Investment
---------------------------------    Officer and Director
    Frank J. Jones
(Principal Financial Officer)


/s/ Charles E. Albers*               Vice President, Equity Securities
---------------------------------
    Charles E. Albers


/s/ Edward K. Kane*                  Senior Vice President, General Counsel
---------------------------------    and Director
    Edward K. Kane


/s/ Frank L. Pepe*                   Vice President and Controller
---------------------------------
    Frank L. Pepe
(Principal Accounting Officer)


/s/ John M. Smith*                   Executive Vice President and Director
---------------------------------
    John M. Smith


/s/ Philip H. Dutter*                Director
---------------------------------
    Philip H. Dutter


/s/ Arthur V.Ferrara                 Director
---------------------------------
    Arthur V. Ferrara


/s/ Leo R. Futia*                    Director
---------------------------------
    Leo R. Futia


                                     Director
---------------------------------
    Peter L. Hutchings


/s/ William C. Warren*               Director
---------------------------------
    William C. Warren



*By: /s/ Thomas R. Hickey, Jr.                              Date: April 30, 1997
     ----------------------------
         Thomas R. Hickey, Jr.
     Vice President, Operations
     Pursuant to a Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT C

                                  EXHIBIT INDEX

Exhibit
Number                         Description
------                         -----------

3 (b)         Consent of Richard T. Potter, Jr., Esq.
6             Opinion and Consent of Charles G. Fisher, F.S.A.


7             Consent of Price Waterhouse LLP